                                                                     Exhibit 1

                              HOME PROPERTIES, INC.

                                2,969,914 Shares

                                  Common Stock
                           ($.01 par value per Share)

                             UNDERWRITING AGREEMENT

                                   May 9, 2006

                             UNDERWRITING AGREEMENT

                                                                                                                            May 9, 2006
UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Ladies and Gentlemen:

     Home Properties,  Inc., a Maryland  corporation  (the "Company"),  and each person  or  entity  (each,  a  "Selling  Stockholder")  identified  as a Selling
Stockholder in Schedule B annexed hereto,  confirm their  respective  agreements with UBS Securities LLC ("you" or the  "Underwriter"),  with respect to the sale by the Selling  Stockholders and the purchase by the Underwriter of an aggregate of 2,969,914  shares (the  "Shares") of common  stock,  $.01 par value per share
(the "Common  Stock"),  of the Company.  The number of Shares to be sold by each
Selling  Stockholder is the number of Shares set forth opposite the name of such
Selling  Stockholder in Schedule B annexed  hereto.  The Shares are described in the Prospectus which is referred to below.

     The Company has prepared and filed,  in accordance  with the  provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder
(collectively,  the "Act"),  with the  Securities and Exchange  Commission  (the
"Commission") a registration statement on Form "S-3" (File No. 333-133933) under the Act (the  "registration  statement"),  including  a  preliminary  prospectus relating to the Shares, which registration  statement  incorporates by reference documents  which the Company has filed,  or will file,  in  accordance  with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations  thereunder  (collectively,  the "Exchange Act").  Such registration statement has become effective under the Act.

     Except where the context otherwise requires,  "Registration  Statement," as used herein,  means the registration  statement,  as amended at the time of such registration statement's effectiveness for purposes of Section 11 of the Act, as such section applies to the Underwriter  (the "Effective  Time"),  including (i)
all  documents  filed  as a  part  thereof  or  incorporated  or  deemed  to  be
incorporated  by  reference   therein,   (ii)  any   information   contained  or
incorporated by reference in a prospectus filed with the Commission  pursuant to
Rule 424(b) under the Act, to the extent such information is deemed, pursuant to
Rule 430B or Rule 430C under the Act, to be part of the  registration  statement at the Effective  Time, and (iii) any  registration  statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act.

     The Company has furnished to you, for use by the Underwriter and by dealers in connection with the offering of the Shares, copies of one or more preliminary prospectuses,  and the documents incorporated by reference therein,  relating to
the  Shares.   Except  where  the  context  otherwise   requires,   "Preliminary
Prospectus," as used herein, means each such preliminary prospectus, in the form so furnished.

     Except where the context otherwise requires,  "Prospectus," as used herein, means the final  prospectus,  relating to the Shares,  filed by the Company with the  Commission  pursuant to Rule  424(b)  under the Act on or before the second business  day after the date  hereof (or such  earlier  time as may be  required under the  Act),  in the form  furnished  by the  Company  to you for use by the
Underwriter and by dealers in connection with the offering of the Shares.

     "Permitted Free Writing  Prospectuses," as used herein, means the documents listed on  Schedule A attached  hereto and each "road  show" (as defined in Rule
433 under the Act), if any,  related to the offering of the Shares  contemplated hereby that is a "written communication" (as defined in Rule 405 under the Act).
The Underwriter has not offered or sold and will not offer or sell,  without the
Company's  consent,  any Shares by means of any "free  writing  prospectus"  (as defined  in Rule  405  under  the  Act)  that is  required  to be  filed  by the
Underwriter with the Commission pursuant to Rule 433 under the Act, other than a
Permitted Free Writing Prospectus.

     "Disclosure  Package," as used  herein,  means any  Preliminary  Prospectus together  with any  combination  of one or more of the  Permitted  Free  Writing
Prospectuses, if any.

     Any  reference  herein  to the  registration  statement,  the  Registration
Statement,  any  Preliminary  Prospectus,  the  Prospectus or any Permitted Free
Writing  Prospectus  shall be deemed to refer to and include the  documents,  if any,  incorporated  by  reference,  or deemed to be  incorporated  by reference, therein (the "Incorporated Documents"),  including, unless the context otherwise requires,  the  documents,  if any,  filed  as  exhibits  to  such  Incorporated
Documents.   Any  reference   herein  to  the  terms  "amend,"   "amendment"  or
"supplement"  with  respect  to  the  Registration  Statement,  any  Preliminary
Prospectus,  the  Prospectus or any Permitted Free Writing  Prospectus  shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial  effective date of the  Registration  Statement,  or the date of such  Preliminary  Prospectus,  the  Prospectus or such  Permitted  Free
Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

     As used in this Agreement, "business day" shall mean a day on which the New
York Stock  Exchange  (the  "NYSE")  is open for  trading.  The terms  "herein,"
"hereof," "hereto,"  "hereinafter" and similar terms, as used in this Agreement, shall in each case refer to this  Agreement as a whole and not to any particular section,  paragraph,  sentence or other subdivision of this Agreement.  The term
"or," as used herein, is not exclusive.

     The Company,  each of the Selling Stockholders and the Underwriter agree as follows:

     1. Sale and Purchase.  Upon the basis of the representations and warranties and subject to the terms and  conditions  herein set forth,  each of the Selling
Stockholders  agrees to sell,  in each case  severally  and not jointly,  to the
Underwriter and the Underwriter agrees to purchase from each Selling Stockholder the number of Shares set forth opposite the name of such Selling  Stockholder in
Schedule B at a purchase  price of $49.60 per Share.  The  Company is advised by you that the Underwriter  intends (i) to make a public offering of the Shares as soon after the  effectiveness of this Agreement as in your judgment is advisable and  (ii)  initially  to  offer  the  Shares  upon the  terms  set  forth in the
Prospectus.  You may from time to time increase or decrease the public  offering price after the initial public offering to such extent as you may determine.

     Pursuant to the Limited Partnership Agreements,  as currently in effect, of each of the Selling Stockholders, Richard M. Lewiston and Stanley Berger are the
Managing  General  Partners  of each of the  Selling  Stockholders.  Each of the
foregoing   persons   (collectively,   the   "Representatives   of  the  Selling
Stockholders") is authorized, on behalf of each Selling Stockholder, among other things,  to execute any documents  necessary or desirable in connection with the sale of the Shares to be sold  hereunder  by such Selling  Stockholder,  to make delivery of the certificates of such Shares, to receive the proceeds of the sale of such  Shares,  to give  receipts  for such  proceeds,  to pay  therefrom  the expenses to be borne by such Selling Stockholder in connection with the sale and public  offering of the Shares,  to  distribute  the balance of such proceeds to such  Selling  Stockholder,  to  receive  notices  on  behalf  of  such  Selling
Stockholder  and to take such other  action as may be  necessary or desirable in connection with the transactions contemplated by this Agreement.

     2. Payment and Delivery. Payment of the purchase price for the Shares shall be made to each  Selling  Stockholder  by Federal  Funds wire  transfer  against delivery  of the  Shares  to  the  Underwriter  through  the  facilities  of The
Depository Trust Company ("DTC") for the Underwriter's account. Such payment and delivery  shall be made at 10:00 A.M.,  New York City time,  on the closing date
(May 15, 2006, unless another time shall be agreed to by the Underwriter and the
Company and any Representative of the Selling  Stockholders).  The time at which such  payment and delivery are to be made is  hereinafter  sometimes  called the
"time of  purchase."  Electronic  transfer  of the  Shares  shall be made to the
Underwriter at the time of purchase in such names and in such  denominations  as you shall specify.

     Deliveries of the  documents  described in Section 9 hereof with respect to the purchase of the Shares shall be made at the offices of Skadden, Arps, Slate,
Meagher &  Flom LLP at Four Times Square,  New York, New York 10036, at 9:00
A.M.,  New York City time,  on the date of the  closing of the  purchase  of the
Shares.

     3.  Representations  and Warranties of the Company.  The Company represents and warrants to and agrees with the Underwriter that:

     (a)  the Registration  Statement has heretofore  become effective under the
          Act or,  with  respect to any  registration  statement  to be filed to register  the offer and sale of Shares  pursuant to Rule 462(b)  under the Act, will be filed with the Commission and become  effective under the Act no later than 10:00 P.M.,  New York City time,  on the date of determination  of the public  offering  price for the Shares;  no stop order  of the  Commission  preventing  or  suspending  the  use of any
          Preliminary  Prospectus,  the Prospectus or any Permitted Free Writing
          Prospectus,  or the effectiveness of the Registration  Statement,  has been issued,  and no proceedings for such purpose have been instituted or, to the Company's knowledge, are contemplated by the Commission;

     (b)  the Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented,  at the time of purchase,  and at all times during  which a prospectus  is required by the Act to be delivered (whether physically or through compliance with
          Rule 172 under the Act or any  similar  rule) in  connection  with any sale of  Shares,  will  comply,  in all  material  respects,  with the requirements  of the  Act;  the  conditions  to the use of Form S-3 in connection  with the offering  and sale of the Shares as  contemplated hereby have been satisfied;  the Registration Statement constitutes an
          "automatic shelf registration statement" (as defined in Rule 405 under the Act); the Company has not received, from the Commission, a notice, pursuant to Rule  401(g)(2),  of objection to the use of the automatic shelf  registration  statement  form;  as of  the  determination  date applicable to the Registration  Statement (and any amendment  thereof)
          and the offering  contemplated  hereby,  the Company is a  "well-known
          seasoned   issuer"  as  defined  in  Rule  405  under  the  Act;   the
          Registration  Statement meets, and the offering and sale of the Shares as  contemplated  hereby  complies with, the  requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5) under the
          Act); the  Registration  Statement did not, as of the Effective  Time,
          contain  an untrue  statement  of a  material  fact or omit to state a material fact  required to be stated  therein or necessary to make the
          statements  therein  not  misleading;   each  Preliminary   Prospectus
          complied,  at the time it was filed with the Commission,  and complies as of the date hereof,  in all material respects with the requirements of the Act; at no time during the period that begins on the earlier of the date of such Preliminary  Prospectus and the date such Preliminary
          Prospectus  was  filed  with  the  Commission  and ends at the time of purchase did or will any  Preliminary  Prospectus,  as then amended or supplemented,  include an untrue  statement of a material fact or omit to state a material  fact  necessary  in order to make the  statements therein, in the light of the circumstances under which they were made, not  misleading,  and at no time  during  such  period did or will any
          Preliminary Prospectus, as then amended or supplemented, together with any  combination  of one or more of the  then  issued  Permitted  Free
          Writing  Prospectuses,  if  any,  include  an  untrue  statement  of a material fact or omit to state a material  fact  necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  the Prospectus will comply,  as of its date,  the date it is filed  with the  Commission,  the time of purchase,  and at all times during  which a prospectus  is required by the Act to be delivered (whether physically or through compliance with
          Rule 172 under the Act or any  similar  rule) in  connection  with any sale of Shares in all material respects,  with the requirements of the
          Act (including,  without limitation,  Section 10(a) of the Act); at no time  during the period  that begins on the earlier of the date of the
          Prospectus  and the date the  Prospectus is filed with the  Commission and  ends at the  later of the  time of  purchase,  and the end of the period  during  which  a  prospectus  is  required  by  the  Act to be delivered  (whether  physically  or through  compliance  with Rule 172 under  the Act or any  similar  rule) in  connection  with any sale of
          Shares did or will the  Prospectus,  as then amended or  supplemented, include  an untrue  statement  of a  material  fact or omit to state a material fact  necessary in order to make the statements  therein,  in the  light of the  circumstances  under  which  they  were  made,  not misleading;  at no time  during the period  that begins on the date of such  Permitted  Free  Writing  Prospectus  and  ends  at the  time of purchase did or will any Permitted Free Writing  Prospectus include an untrue  statement of a material  fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances  under which they were made, not  misleading;  provided, however,  that the Company makes no representation or warranty in this
          Section  3(b)  with  respect  to  any   statement   contained  in  the
          Registration Statement, any Preliminary Prospectus,  the Prospectus or
          any  Permitted  Free  Writing  Prospectus  in  reliance  upon  and  in conformity with  information  concerning the Underwriter and furnished in  writing  by or on behalf  of the  Underwriter  through  you to the
          Company  expressly  for  use  in  the  Registration  Statement,   such
          Preliminary Prospectus,  the Prospectus or such Permitted Free Writing
          Prospectus;  each Incorporated Document, at the time such document was filed  with  the  Commission  or at  the  time  such  document  became effective, as applicable, complied, in all material respects, with the requirements  of the  Exchange  Act  and  did not  include  an  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary in order to make the statements therein, in the light of the circumstances  under which they were made, not  misleading;  provided, however that for the purpose of this sentence any  representations  or warranties  that are set  forth  in any  exhibit  to any  Incorporated
          Document  shall  not be  deemed  to be  statements  included  in  such
          Incorporated Document;

     (c)  prior  to the  execution  of this  Agreement,  the  Company  has  not, directly  or  indirectly,  offered  or sold any Shares by means of any
          "prospectus"  (within the meaning of the Act) or used any "prospectus"
          (within the meaning of the Act) in  connection  with the offer or sale of the Shares,  in each case other than the  Preliminary  Prospectuses and the Permitted Free Writing  Prospectuses,  if any; the Company has
          not,  directly  or  indirectly,  prepared,  used  or  referred  to any
          Permitted Free Writing  Prospectus  except in compliance with Rule 163 or with Rules 164 and 433 under the Act;  assuming that such Permitted
          Free  Writing  Prospectus  is so sent or given after the  Registration
          Statement was filed with the Commission (and after such Permitted Free
          Writing  Prospectus was, if required pursuant to Rule 433(d) under the
          Act,  filed  with the  Commission),  the  sending  or  giving,  by the
          Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433 (without  reliance on  subsections
          (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the
          Act are  satisfied,  and the  registration  statement  relating to the offering of the Shares  contemplated  hereby,  as initially filed with the Commission,  includes a prospectus  that,  other than by reason of
          Rule 433 or Rule 431  under the Act,  satisfies  the  requirements  of
          Section 10 of the Act;  neither  the Company  nor the  Underwriter  is disqualified, by reason of subsection (f) or (g) of Rule 164 under the
          Act, from using,  in connection with the offer and sale of the Shares,
          "free  writing  prospectuses"  (as  defined in Rule 405 under the Act)
          pursuant  to Rules 164 and 433 under the Act;  the  Company  is not an
          "ineligible  issuer"  (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the
          Registration  Statement;  the parties hereto agree and understand that the content of any and all "road  shows" (as defined in Rule 433 under the Act) related to the offering of the Shares  contemplated hereby is solely the property of the Company;

     (d)  in accordance with Rule  2710(b)(7)(C)(i) of the National  Association of  Securities  Dealers,  Inc.  (the  "NASD"),  the  Shares  have been registered  with the  Commission on Form S-3 under the Act pursuant to the standards for such Form S-3 in effect prior to October 21, 1992;

     (e)  as of the date of this  Agreement,  the Company has an authorized  and outstanding  capitalization  as  set  forth  in  the  section  of  the
          Registration   Statement,   the  Preliminary   Prospectuses   and  the
          Prospectus  entitled  "Description  of capital stock" (and any similar sections or  information,  if any,  contained  in any  Permitted  Free
          Writing  Prospectus),  and,  as of the time of  purchase,  the Company shall have an authorized and outstanding  capitalization  as set forth
          in  the  section  of  the  Registration  Statement,   the  Preliminary
          Prospectuses  and the  Prospectus  entitled  "Description  of  capital stock" (and any similar sections or information,  if any, contained in any Permitted Free Writing Prospectus)  (subject, in each case, to the issuance of shares of Common Stock upon  exercise of stock options and warrants  disclosed  as  outstanding  in  the  Registration  Statement
          (excluding the exhibits thereto),  each Preliminary Prospectus and the
          Prospectus  and the grant of options under existing stock option plans described  in  the  Registration  Statement  (excluding  the  exhibits thereto), each Preliminary Prospectus and the Prospectus);  all of the issued and outstanding  shares of capital stock,  including the Common
          Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable securities laws and were not issued in violation of any preemptive  right,  resale  right,  right of first  refusal or similar right; as of the time of purchase the Shares will be duly listed,  and admitted and authorized for trading on the NYSE;

     (f)  the Company has been duly  incorporated  and is validly  existing as a corporation  in good standing under the laws of the State of Maryland, with full corporate  power and authority to own, lease and operate its properties  and conduct its business as described in the  Registration
          Statement,  the  Preliminary  Prospectuses,  the  Prospectus  and  the
          Permitted  Free  Writing  Prospectuses,  if any,  and to  execute  and deliver this Agreement;

     (g)  the Company is duly qualified to do business as a foreign  corporation and is in good  standing in each  jurisdiction  where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing  would  not,  individually  or in the  aggregate  (i)  have a
          material  adverse  effect  on  the  business,  properties,   financial
          condition,  results of  operations or prospects of the Company and the
          Subsidiaries  (as defined  below)  taken as a whole,  (ii)  prevent or
          materially   interfere   with   consummation   of   the   transactions
          contemplated  hereby  or (iii)  result in the  delisting  of shares of
          Common Stock from the NYSE (the  occurrence  of any such effect or any such prevention or  interference  or any such result  described in the foregoing  clauses (i),  (ii) and (iii) being herein  referred to as a
          "Material Adverse Effect");

     (h)  the Company has no subsidiaries (as defined under the Act), other than those listed on Exhibit 21 of the Company's annual report on Form 10-K for the year ended December 31, 2005 and those which,  individually or in the aggregate, do not constitute a "significant subsidiary" as such term is defined in Rule 1-02(w) of Regulation S-X  (collectively,  the
          "Subsidiaries");  the Company  owns all of the issued and  outstanding capital stock or other equity  interests of each of the  Subsidiaries, other than as described in the Registration Statement, the Preliminary
          Prospectuses,   the   Prospectus   and  the  Permitted   Free  Writing
          Prospectuses,  if any,  other than the capital  stock and other equity interests of the  Subsidiaries,  the Company does not own, directly or indirectly,  any  shares of stock or any  other  equity  interests  or long-term debt securities of any corporation, firm, partnership, joint venture,  association or other entity;  complete and correct copies of the charters and the bylaws or other  organic  document of the Company and each Subsidiary and all amendments  thereto have been delivered to you,  and no changes  therein will be made on or after the date hereof through and including the time of purchase;  each of the Subsidiaries, including,  without limitation,  the Operating Partnership (as defined below), has been duly  incorporated,  organized or formed, as the case may be, and is validly existing in good standing under the laws of its jurisdiction of incorporation,  organization or formation, as the case may be, with full corporate or other power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus, the Prospectus
          and the Permitted Free Writing  Prospectuses;  each Subsidiary is duly qualified to do business as a foreign  corporation,  limited liability company  or  limited  partnership,  as the case may be, and is in good standing in each  jurisdiction  where the  ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect;
          all of the  outstanding  shares  of  capital  stock  or  other  equity interests of each of the  Subsidiaries  have been duly  authorized and
          validly  issued,  are  fully  paid  and  non-assessable,   other  than
          partnership  interests  held by the general  partner or any Subsidiary that is organized as a general or limited partnership,  as applicable, have been issued in compliance  with all applicable  securities  laws, were not issued in violation of any  preemptive  right,  resale right, right of first  refusal or similar  right and are owned by the Company subject to no security interest,  other encumbrance or adverse claims;
          no options, warrants or other rights to purchase,  agreements or other obligations  to issue or other rights to convert any  obligation  into shares of capital stock or ownership interests in the Subsidiaries are outstanding;  and the Company has no "significant  subsidiary" as that term is defined in Rule 1-02(w) of Regulation  S-X under the Act other than the Operating Partnership;

     (i)  the Shares to be sold by the Selling Stockholders pursuant hereto have been duly and validly  authorized  and issued and are and,  after they are delivered  against payment  therefor as provided  herein,  will be fully  paid,  non-assessable  and free of  statutory  and  contractual preemptive rights,  resale rights, rights of first refusal and similar rights;  the Shares to be sold by the  Selling  Stockholders  pursuant hereto are and, after they are delivered  against payment  therefor as provided  herein,  will be free of any restriction  upon the voting or transfer  thereof  pursuant to the Company's  charter or bylaws or any agreement or other instrument to which the Company is a party,  except for certain  transfer  restrictions  in the Company's  certificate  of
          incorporation   that  are   designed   to   maintain   the   Company's
          qualification as a REIT under the Code;

     (j)  the capital stock of the Company,  including  the Shares,  conforms in all  material  respects  to each  description  thereof,  contained  or
          incorporated  by  reference  in  the   Registration   Statement,   the
          Preliminary  Prospectuses,  the  Prospectus  and  the  Permitted  Free
          Writing Prospectuses,  if any; and the certificates for the Shares are in due and proper  form and  conform in all  material  respects to the requirements of the Maryland General Corporation law;

     (k)  this Agreement has been duly authorized, executed and delivered by the
          Company;

     (l)  neither  the  Company  nor any of the  Subsidiaries  is in  breach  or violation of or in default  under (nor has any event  occurred  which, with  notice,  lapse of time or both,  would  result in any  breach or violation  of,  constitute  a default  under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the  repurchase,  redemption  or repayment of all or a part of such  indebtedness  under)  (A)  its  charter  or  bylaws,  or (B) any indenture,  mortgage,  deed of trust, bank loan or credit agreement or other evidence of  indebtedness,  or any license,  lease,  contract or other agreement or instrument to which it is a party or by which it or any of its  properties  may be bound or affected,  or (C) any federal, state,  local or foreign law,  regulation  or rule, or (D) any rule or
          regulation   of   any    self-regulatory    organization    or   other
          non-governmental regulatory authority (including,  without limitation, the rules and regulations of the NYSE), or (E) any decree, judgment or order  applicable to it or any of its properties;  except in each case where  such  breach or  violation  would not have a  Material  Adverse
          Effect;

     (m)  the execution, delivery and performance of this Agreement, the sale of the Shares to be sold by the Selling Stockholders  pursuant hereto and the  consummation  of the  transactions  contemplated  hereby will not conflict  with,  result in any breach or violation of or  constitute a default under (nor constitute any event which,  with notice,  lapse of time or both, would result in any breach or violation of, constitute a default  under or give the  holder  of any  indebtedness  (or a person acting on such holder's  behalf) the right to require the  repurchase, redemption or repayment of all or a part of such  indebtedness  under)
          (or  result  in the  creation  or  imposition  of a  lien,  charge  or encumbrance on any property or assets of the Company or any Subsidiary pursuant  to) (A) the  charter or bylaws of the  Company or any of the
          Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease,  contract or other agreement or instrument to which the Company or any of the  Subsidiaries  is a party or by which any of them or any of their  respective  properties may be bound or affected,  or (C) any federal, state, local or foreign law, regulation or rule applicable to the  Company,  or (D) any rule or  regulation  of any  self-regulatory
          organization   or   other   non-governmental    regulatory   authority
          (including, without limitation, the rules and regulations of the NYSE)
          applicable  to the  Company,  or (E) any  decree,  judgment  or  order applicable to the Company or any of the  Subsidiaries  or any of their respective  properties;  except in the case of clause  (B) where  such breach or violation would not have a Material Adverse Effect;

     (n)  no  approval,  authorization,  consent or order of or filing  with any
          federal,   state,   local  or  foreign   governmental   or  regulatory
          commission,  board,  body,  authority  or  agency,  or of or with  any self-regulatory  organization  or  other  non-governmental  regulatory authority  (including,  without  limitation,  the NYSE (other than the listing of the Shares with the NYSE)), or approval of the stockholders of the Company,  is required in connection with the sale of the Shares to be  sold  by  the  Selling  Stockholders  pursuant  hereto  or  the consummation of the transactions  contemplated  hereby, other than (i)
          registration of the Shares under the Act, which has been effected (or, with  respect  to any  registration  statement  to be filed  hereunder pursuant to Rule 462(b) under the Act,  will be effected in accordance herewith), or (ii) any necessary qualification under the securities or blue sky laws of the  various  jurisdictions  in which the  Shares are being offered by the Underwriter;

     (o)  except as  described  in the  Registration  Statement  (excluding  the exhibits thereto), each Preliminary Prospectus and the Prospectus: (i)
          no  person  has the  right,  contractual  or  otherwise,  to cause the
          Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii)
          no person has any preemptive  rights,  resale rights,  rights of first refusal or other  rights to  purchase  any  shares of Common  Stock or shares of any other capital stock of or other equity  interests in the
          Company  from  the  Company   except  as  set  forth  in  the  limited
          partnership  agreement of the Operating  Partnership  and disclosed in the Registration  Statement and the Prospectus and (iii) no person has the right to act as an  underwriter  or as a financial  advisor to the
          Company in connection with the offer and sale of the Shares; no person has the  right,  contractual  or  otherwise,  to cause the  Company to register  under the Act any  shares  of Common  Stock or shares of any other capital stock of or other equity interests in the Company, or to include any such shares or interests in the Registration  Statement or the offering contemplated thereby;

     (p)  each of the Company and the Subsidiaries  has all necessary  licenses, authorizations,  consents  and  approvals  and has made all  necessary filings required under any applicable law, regulation or rule, and has
          obtained  all  necessary   licenses,   authorizations,   consents  and
          approvals  from other  persons,  in order to conduct their  respective businesses;  neither  the Company  nor any of the  Subsidiaries  is in violation  of, or in  default  under,  or has  received  notice of any proceedings  relating  to  revocation  or  modification  of,  any such license,  authorization,  consent or approval or any  federal,  state, local or  foreign  law,  regulation  or rule or any  decree,  order or judgment applicable to the Company or any of the Subsidiaries,  except where such failure to obtain or to file, or such  violation,  default,
          revocation  or  modification   would  not,   individually  or  in  the
          aggregate, have a Material Adverse Effect;

     (q)  there are no actions,  suits,  claims,  investigations  or proceedings pending or, to the Company's knowledge,  threatened or contemplated to which  the  Company  or  any  of the  Subsidiaries  or  any  of  their respective  directors  or  officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission,  board, body, authority or agency, or before or by  any  self-regulatory  organization  or  other  non-governmental regulatory authority (including, without limitation, the NYSE), except any such action,  suit,  claim,  investigation or proceeding which, if resolved  adversely  to the  Company  or any  Subsidiary,  would  not, individually or in the aggregate, have a Material Adverse Effect;

     (r)  PricewaterhouseCoopers LLP, whose report on the consolidated financial statements  of  the  Company  and  the  Subsidiaries  is  included  or
          incorporated  by  reference  in  the   Registration   Statement,   the
          Preliminary   Prospectuses   and  the   Prospectus,   are  independent
          registered public  accountants as required by the Act and by the rules of the Public Company Accounting Oversight Board;

     (s)  the financial  statements included or incorporated by reference in the
          Registration Statement, the Preliminary  Prospectuses,  the Prospectus
          and the Permitted Free Writing Prospectuses, if any, together with the related notes and schedules, present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated
          and the consolidated results of operations,  cash flows and changes in stockholders' equity of the Company for the periods specified and have been  prepared  in  compliance  with the  requirements  of the Act and
          Exchange Act and in conformity with U.S. generally accepted accounting principles  applied on a consistent basis during the periods involved;
          all pro forma financial statements or data included or incorporated by reference in the Registration Statement, the Preliminary Prospectuses,
          the Prospectus and the Permitted  Free Writing  Prospectuses,  if any,
          comply with the  requirements of the Act and the Exchange Act, and the assumptions  used in the  preparation  of  such  pro  forma  financial statements and data are  reasonable,  the pro forma  adjustments  used therein  are  appropriate  to  give  effect  to  the  transactions  or circumstances  described  therein and the pro forma  adjustments  have been properly applied to the historical  amounts in the compilation of those  statements and data; the other financial and  statistical  data contained or incorporated by reference in the Registration  Statement, the  Preliminary  Prospectuses,  the Prospectus and the Permitted Free
          Writing Prospectuses,  if any, are accurately and fairly presented and prepared on a basis consistent with the financial statements and books and  records  of  the  Company  and  its  subsidiaries;  there  are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the  Registration  Statement, any Preliminary  Prospectus or the Prospectus that are not included or
          incorporated   by  reference   as   required;   the  Company  and  the
          Subsidiaries  do not have any  material  liabilities  or  obligations, direct or contingent  (including any off-balance  sheet  obligations), not described in the  Registration  Statement  (excluding the exhibits thereto),  each  Preliminary  Prospectus and the  Prospectus;  and all disclosures contained or incorporated by reference in the Registration
          Statement,  the  Preliminary  Prospectuses,  the  Prospectus  and  the
          Permitted  Free  Writing  Prospectuses,  if any,  regarding  "non-GAAP financial  measures"  (as  such  term  is  defined  by the  rules  and regulations of the  Commission)  comply in all material  respects with
          Regulation G of the Exchange Act and Item 10 of  Regulation  S-K under the Act, to the extent applicable;

     (t)  subsequent to the respective dates as of which information is given in
          the  Registration  Statement,   the  Preliminary   Prospectuses,   the
          Prospectus  and the Permitted  Free Writing  Prospectuses,  if any, in
          each case  excluding any  amendments or  supplements  to the foregoing made after the execution of this Agreement, there has not been (i) any material  adverse change,  or any development  involving a prospective material  adverse  change,  in the business,  properties,  management, financial  condition or results of  operations  of the Company and the
          Subsidiaries  taken as a whole, (ii) any transaction which is material to the  Company  and the  Subsidiaries  taken  as a whole,  (iii)  any
          obligation  or  liability,   direct  or  contingent   (including   any
          off-balance  sheet  obligations),  incurred  by  the  Company  or  any
          Subsidiary,  which is material  to the  Company  and the  Subsidiaries taken as a whole,  (iv) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiaries other than pursuant to options  or  rights  outstanding  on the  date of this  Agreement  and disclosed in the Registration  Statement and the Prospectus or (v) any
          dividend or  distribution  of any kind  declared,  paid or made on the capital stock of the Company or any Subsidiary;

     (u)  the  Company  has  obtained  for the  benefit of the  Underwriter  the agreement (a "Lock-Up Agreement"),  in the form set forth as Exhibit A hereto, of each of its directors and "officers" (within the meaning of
          Rule 16a-1(f) under the Exchange Act), named in Exhibit A-1 hereto;

     (v)  neither the Company nor any Subsidiary is, and at no time during which a  prospectus  is  required  by  the  Act  to  be  delivered  (whether physically  or through  compliance  with Rule 172 under the Act or any similar rule) in  connection  with any sale of Shares will any of them be, and,  after giving  effect to the offering and sale of the Shares, neither  of  them  will  be,  an  "investment  company"  or an  entity
          "controlled" by an "investment  company," as such terms are defined in the  Investment  Company  Act of 1940,  as  amended  (the  "Investment
          Company Act");

     (w)  (i)  each of the  Company  and each of the  Subsidiaries  has good and marketable  title  to  all  of  the  real  property  disclosed  in the
          Registration Statement, the Preliminary  Prospectuses,  the Prospectus
          and the Permitted Free Writing Prospectuses, if any, as being owned by them (the  "Properties")  and the assets  reflected  in the  financial statements or otherwise disclosed in the Registration  Statement,  the
          Preliminary  Prospectuses,  the  Prospectus  and  the  Permitted  Free
          Writing   Prospectuses,   if  any,   free  and  clear  of  all  liens,
          encumbrances,   claims,  mortgages,   deeds  of  trust,  restrictions,
          security interests and defects ("Property Encumbrances"),  except for:
          (A) the  leasehold  interests  of  lessees  in the  Company's  and the
          Subsidiaries'  properties held under lease (the  "Leases"),  (B) those
          Property  Encumbrances  set forth in the Registration  Statement,  the
          Preliminary  Prospectuses,  the  Prospectus  and  the  Permitted  Free
          Writing  Prospectuses,  if any, and (C) imperfections in title,  liens
          encumbrances,   claims,  mortgages,   deeds  of  trust,  restrictions,
          security  interests  and defects  existing in the  ordinary  course of business of the Company which do not have a Material  Adverse  Effect;
          (ii)  all  of the  leases  under  which  any  of  the  Company  or the
          Subsidiaries holds or uses real or personal properties or other assets as a lessee are valid and binding  and in full force and  effect,  and neither  the  Company  nor any of the  Subsidiaries  is in  default in respect of any of the terms or provisions of any of such leases and no claim has been asserted by anyone  adverse to any such party's  rights as lessee under any of such leases,  or affecting or  questioning  any such party's  right to the  continued  possession or use of the leased property or assets under any such leases,  and all such leases conform to the description  thereof  contained in the Registration  Statement, the  Preliminary  Prospectuses,  the Prospectus and the Permitted Free
          Writing Prospectuses, if any, except where the invalidity,  default or claim,  individually  or in the  aggregate,  would not have a Material
          Adverse Effect;  (iii) each of the Leases pertaining to the Properties is  valid  and  binding  against  the  Company  or  a  Subsidiary,  as applicable, and, to the Company's or such Subsidiary's knowledge, each other party thereto, and is in full force and effect, and no lessee of any  portion  of  any  of  the  Properties  is in  default  under  its respective  lease and there is no event which,  but for the passage of time or the giving of notice or both, would constitute a default under any such lease; (iv) all Property  Encumbrances which could materially affect the use of such  Properties by the Company or its  Subsidiaries in the ordinary course of business,  on or affecting any Properties of the  Company  or any of the  Subsidiaries  which  are  required  to be disclosed in the Registration Statement, the Preliminary Prospectuses,
          the Prospectus and the Permitted  Free Writing  Prospectuses,  if any,
          are disclosed therein;  (v) no person has an option to purchase all or part of any  material  Property  or any  interest  therein,  except as described or incorporated by reference in the Prospectus; (vi) each of
          the  Properties   complies  with  all  applicable   codes,   laws  and
          regulations (including, without limitation, building and zoning codes, laws and  regulations  and laws relating to access to the  properties)
          and with all  agreements  between  the Company or any  Subsidiary  and third parties  relating to the ownership or use of any Property by the
          Company or such  Subsidiary,  except as disclosed in the  Registration
          Statement,  the  Preliminary  Prospectuses,  the  Prospectus  and  the
          Permitted Free Writing Prospectuses, if any or where the failure do so comply would not,  individually  or in the aggregate,  have a Material
          Adverse   Effect;   and  (vii)  there  is  no  pending  or  threatened
          condemnation  proceedings,  zoning change, or other similar proceeding or action that will in any  material  respect  affect the size of, use of,  improvements  on,  construction  on or access to the  Properties, which if  adversely  determined  as to the  Company or any  Subsidiary would have a Material Adverse Effect;

     (x)  title  insurance in favor of the  mortgagee or the Company  and/or the
          Subsidiaries  is  maintained  with respect to each  material  Property owned by any such  entity in an amount at least  equal to (a) the cost of  acquisition  of such Property or (b) the cost of  construction  of such Property (measured at the time of such construction);

     (y)  the mortgages and deeds of trust encumbering the properties and assets described in the Registration Statement, the Preliminary Prospectuses,
          the Prospectus and the Permitted  Free Writing  Prospectuses,  if any,
          are not  convertible  nor does any of the Company or the  Subsidiaries hold a participating interest therein;

     (z)  each of the  partnership  and joint  venture  agreements  to which the
          Company or any of the  Subsidiaries is a party, and which relates to a
          Property  described in the  Registration  Statement,  the  Preliminary
          Prospectuses,   the   Prospectus   and  the  Permitted   Free  Writing
          Prospectuses, if any, has been duly authorized, executed and delivered by the Company or the applicable  Subsidiary (the "applicable  party")
          and constitutes the valid agreement thereof, enforceable in accordance with its terms,  except as limited  by: (a) the effect of  bankruptcy, insolvency,  reorganization,  moratorium  or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors or. (b) the effect of general principles of equity,  whether enforcement is considered in a proceeding in equity or at law; and the execution,  delivery and  performance of any of such agreements by the
          Company  or  any  applicable  Subsidiary,  did  not,  at the  time  of execution  and  delivery,  and does not  constitute  a breach  of,  or default under,  the charter or bylaws of the  applicable  party or any material  contract,  lease or other instrument to which the applicable party is a party or by which its  properties  may be bound or any law, administrative regulation or administrative or court order or decree;

     (aa) each  of the  Company  and the  Subsidiaries  owns  or  possesses  all inventions, patent applications,  patents, trademarks (both registered
          and  unregistered),   tradenames,  service  names,  copyrights,  trade
          secrets   and  other   proprietary   information   described   in  the
          Registration Statement, the Preliminary  Prospectuses,  the Prospectus
          and the Permitted Free Writing Prospectuses, if any, as being owned or licensed by it or which is  necessary  for the conduct of, or material to, its businesses (collectively,  the "Intellectual  Property"),  and the Company is unaware of any claim to the  contrary or any  challenge by any  other  person  to the  rights  of  the  Company  or any of the
          Subsidiaries  with  respect  to  the  Intellectual  Property.  To  the knowledge  of  the  Company,  neither  the  Company  nor  any  of  the
          Subsidiaries has infringed or is infringing the intellectual  property of a third  party,  and neither the  Company  nor any  Subsidiary  has received notice of a claim by a third party to the contrary;

     (bb) neither  the  Company  nor any of the  Subsidiaries  is engaged in any
          unfair   labor   practice;   except  for  matters   which  would  not,
          individually or in the aggregate,  have a Material Adverse Effect, (i)
          there is (A) no unfair  labor  practice  complaint  pending or, to the
          Company's  knowledge,  threatened  against  the  Company or any of the
          Subsidiaries  before  the  National  Labor  Relations  Board,  and  no grievance or arbitration proceeding arising out of or under collective bargaining  agreements  is  pending  or, to the  Company's  knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge,  threatened against the Company or any of the Subsidiaries and (C) no union representation  dispute currently existing  concerning  the  employees  of  the  Company  or  any of the
          Subsidiaries,  (ii) to the Company's  knowledge,  no union  organizing activities are currently  taking place concerning the employees of the
          Company  or any of the  Subsidiaries  and  (iii)  there  has  been  no material  violation  of any  federal,  state,  local  or  foreign  law relating  to  discrimination  in  the  hiring,  promotion  or  pay  of employees,  any  applicable  wage or hour laws or any provision of the
          Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder concerning the employees of the
          Company or any of the Subsidiaries;

     (cc) the  Company and the  Subsidiaries  and their  respective  properties, assets and operations are in compliance with, and the Company and each of the  Subsidiaries  hold all permits,  authorizations  and approvals required under,  Environmental Laws (as defined below),  except to the
          extent   that   failure  to  so  comply  or  to  hold  such   permits,
          authorizations  or  approvals  would  not,   individually  or  in  the
          aggregate,  have a Material Adverse Effect; there are no past, present or, to the Company's knowledge,  reasonably anticipated future events, conditions,  circumstances,  activities, practices, actions, omissions or  plans  that  could  reasonably  be  expected  to give  rise to any material costs or liabilities to the Company or any Subsidiary  under, or to materially  interfere with or prevent  compliance by the Company or any  Subsidiary  with,  Environmental  Laws;  except as would  not, individually  or in the  aggregate,  have a Material  Adverse  Effect, neither the Company nor any of the  Subsidiaries (i) is the subject of any  investigation,  (ii) has received any notice or claim, (iii) is a party to or affected by any  pending or, to the  Company's  knowledge, threatened action, suit or proceeding,  (iv) is bound by any judgment, decree or order or (v) has entered  into any  agreement,  in each case relating  to any alleged  violation  of any  Environmental  Law or any actual or  alleged  release  or  threatened  release or cleanup at any location  of any  Hazardous  Materials  (as  defined  below)  (as used herein, "Environmental Law" means any federal, state, local or foreign law, statute,  ordinance,  rule, regulation,  order, decree, judgment,
          injunction,   permit,   license,   authorization   or  other   binding
          requirement,  or  common  law,  relating  to  health,  safety  or  the protection,  cleanup  or  restoration  of the  environment  or natural resources,  including those relating to the distribution,  processing,
          generation,  treatment,  storage,  disposal,   transportation,   other
          handling or release or threatened release of Hazardous Materials,  and
          "Hazardous   Materials"   means  any  material   (including,   without
          limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is  regulated by or may give rise to liability  under any
          Environmental Law);

     (dd) in the ordinary course of their business,  the Company and each of the
          Subsidiaries   conduct   periodic   reviews   of  the  effect  of  the
          Environmental  Laws on their  respective  businesses,  operations  and properties,  in  the  course  of  which  they  identify  and  evaluate associated costs and liabilities (including,  without limitation,  any capital or operating  expenditures  required  for cleanup,  closure of properties or compliance  with the  Environmental  Laws or any permit, license or approval,  any related constraints on operating  activities and any potential liabilities to third parties);

     (ee) all tax  returns  required  to be filed by the  Company  or any of the
          Subsidiaries  have been timely  filed and were  complete  and accurate when filed,  and all taxes and other  assessments  of a similar nature
          (whether  imposed  directly  or  through  withholding)  including  any interest,  additions  to tax or  penalties  applicable  thereto due or claimed to be due from such entities have been timely paid, other than those being  contested in good faith and for which  adequate  reserves have been provided,  except as described or  incorporated by reference in the Prospectus or where the failure to file or pay would not have a
          Material Adverse Effect;

     (ff) the Company and each of the Subsidiaries  maintain  insurance covering their respective properties,  operations,  personnel and businesses as the Company reasonably deems adequate;  such insurance insures against such losses and risks to an extent  which is  adequate  in  accordance with  customary  industry  practice  to protect  the  Company  and the
          Subsidiaries  and their respective  businesses;  all such insurance is fully in force  on the date  hereof  and will be fully in force at the time of purchase; neither the Company nor any Subsidiary has reason to believe  that it will not be able to renew any such  insurance  as and when such insurance expires;

     (gg) neither  the  Company  nor any  Subsidiary  has sent or  received  any communication regarding termination of, or intent not to renew, any of
          the  contracts  or   agreements   referred  to  or  described  in  any
          Preliminary  Prospectus,  the Prospectus or any Permitted Free Writing
          Prospectus, or referred to or described in, or filed as an exhibit to, the Registration  Statement or any Incorporated  Document, and no such termination or non-renewal  has been  threatened by the Company or any
          Subsidiary or, to the Company's knowledge, any other party to any such contract or agreement;

     (hh) the Company and each of the Subsidiaries maintain a system of internal accounting  controls  sufficient to provide reasonable  assurance that
          (i) transactions are executed in accordance with management's  general or specific authorization; (ii) transactions are recorded as necessary to permit  preparation  of financial  statements  in  conformity  with
          generally   accepted    accounting    principles   and   to   maintain
          accountability for assets; (iii) access to assets is permitted only in accordance with management's  general or specific  authorization;  and
          (iv) the recorded  accountability for assets is compared with existing assets at reasonable  intervals and  appropriate  action is taken with respect to any differences;

     (ii) the Company has  established  and maintains and evaluates  "disclosure controls and  procedures"  (as such term is defined in Rule 13a-15 and
          15d-15 under the Exchange  Act) and "internal  control over  financial reporting"  (as such term is defined in Rule  13a-15 and 15d-15  under the  Exchange  Act);  such  disclosure  controls  and  procedures  are designed to ensure that material  information relating to the Company,
          including  its  consolidated  subsidiaries,   is  made  known  to  the
          Company's Chief Executive  Officer and its Chief Financial  Officer by
          others  within  those  entities,  and  such  disclosure  controls  and procedures  are effective to perform the functions for which they were
          established;   the  Company's   independent  auditors  and  the  Audit
          Committee  of the Board of  Directors of the Company have been advised of:  (i) all  significant  deficiencies,  if  any,  in the  design  or operation  of  internal  controls  which  could  adversely  affect the
          Company's ability to record,  process,  summarize and report financial data;  and (ii) all  fraud,  if any,  whether  or not  material,  that involves  management  or  other  employees  who  have  a  role  in the
          Company's  internal  controls;  all  material  weaknesses,  if any, in internal  controls have been  identified to the Company's  independent auditors;  since  the  date  of the  most  recent  evaluation  of such disclosure  controls and procedures and internal controls,  there have been no significant  changes in internal  controls or in other factors that could  significantly  affect  internal  controls,  including  any
          corrective  actions  with  regard  to  significant   deficiencies  and
          material  weaknesses;  the  principal  executive  officers  (or  their equivalents) and principal  financial  officers (or their equivalents)
          of  the  Company  have  made  all   certifications   required  by  the
          Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley  Act") and any related
          rules  and  regulations   promulgated  by  the  Commission,   and  the
          statements  contained  in each such  certification  are  complete  and correct;  the Company,  the Subsidiaries  and, to the knowledge of the
          Company, the Company's directors and officers,  are each in compliance in all material respects with all applicable  effective  provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the NYSE promulgated thereunder;

     (jj) each "forward-looking statement" (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or  incorporated
          by  reference  in  the   Registration   Statement,   the   Preliminary
          Prospectuses,   the   Prospectus   and  the  Permitted   Free  Writing
          Prospectuses,  if any, has been made or  reaffirmed  with a reasonable basis and in good faith;

     (kk) all  statistical or  market-related  data included or  incorporated by reference in the Registration Statement, the Preliminary Prospectuses,
          the Prospectus and the Permitted  Free Writing  Prospectuses,  if any,
          are based on or  derived  from  sources  that the  Company  reasonably believes to be reliable and accurate, and the Company has obtained the written  consent  to the use of such  data from  such  sources  to the extent required;

     (ll) neither the Company nor any of the Subsidiaries  nor, to the Company's
          knowledge,  any employee or agent of the Company or any Subsidiary has made any payment of funds of the Company or any Subsidiary or received or retained  any funds in  violation  of any law,  rule or  regulation
          (including,  without limitation,  the Foreign Corrupt Practices Act of
          1977), which payment,  receipt or retention of funds is of a character
          required  to  be  disclosed  in  the   Registration   Statement,   any
          Preliminary Prospectus or the Prospectus;

     (mm) no Subsidiary is currently  prohibited,  directly or indirectly,  from
          paying  any   dividends  to  the   Company,   from  making  any  other
          distribution on such Subsidiary's  capital stock, from repaying to the
          Company any loans or advances to such  Subsidiary  from the Company or from transferring any of such  Subsidiary's  property or assets to the
          Company or any other Subsidiary of the Company, except as described in the  Registration  Statement  (excluding the exhibits  thereto),  each
          Preliminary Prospectus and the Prospectus;

     (nn) the  sale of the  Shares  to be sold by the  Selling  Stockholders  as contemplated hereby will not cause any holder of any shares of capital stock,  securities convertible into or exchangeable or exercisable for capital stock or options, warrants or other rights to purchase capital stock or any  other  securities  of the  Company  to have any right to acquire any shares of preferred stock of the Company;

     (oo) the Company has not  received any notice from the NYSE  regarding  the delisting of the Common Stock from the NYSE;

     (pp) except pursuant to this Agreement,  neither the Company nor any of the
          Subsidiaries  has incurred any  liability for any finder's or broker's fee or  agent's  commission  in  connection  with  the  execution  and delivery of this  Agreement or the  consummation  of the  transactions contemplated hereby or by the Registration Statement;

     (qq) neither  the  Company  nor any of the  Subsidiaries  nor any of  their respective directors,  officers, affiliates or controlling persons has taken,  directly  or  indirectly,  any action  designed,  or which has constituted or might  reasonably be expected to cause or result in the stabilization  or  manipulation  of the price of any  security  of the
          Company to facilitate the sale or resale of the Shares;

     (rr) the Company  has  qualified  to be taxed as a real  estate  investment trust  ("REIT")  pursuant to Sections  856 through 860 of the Internal
          Revenue  Code of 1986,  as amended (the  "Code")  commencing  with its initial taxable year that ended December 31, 1994, and its current and
          proposed  method  of  operation  as  described  in  the   Registration
          Statement,   the  Preliminary  Prospectus,   the  Prospectus  and  the
          Permitted Free Writing  Prospectuses,  if any, will enable the Company to continue to meet the requirements for qualification and taxation as a real estate  investment  trust  under the Code for its taxable  year ending December 31, 2006 and thereafter; the Company currently intends to  continue to qualify as a real  estate  investment  trust under the
          Code this year and for all subsequent  years, and the Company does not know of any event that would  cause or is likely to cause the  Company to fail to qualify as a real estate investment trust under the Code at any time; and

     (ss) to the Company's knowledge,  there are no affiliations or associations between  (i) any member of the NASD and (ii) the Company or any of the
          Company's officers, directors or 5% or greater security holders or any beneficial owner of the Company's  unregistered equity securities that were  acquired  at any  time on or after  the  180th  day  immediately preceding the date the Registration Statement was initially filed with the  Commission,  except as  disclosed in the  Registration  Statement
          (excluding the exhibits thereto), the Preliminary Prospectuses and the
          Prospectus.

     In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriter or counsel for the Underwriter in  connection  with  the  offering  of  the  Shares  shall  be  deemed  to be a representation  and warranty by the Company,  as to matters covered thereby,  to the Underwriter.

     4. Representations and Warranties of the Selling Stockholders. Each Selling
Stockholder,  severally  and not jointly  with the other  Selling  Stockholders, represents and warrants to the Underwriter that:

     (a)  all information with respect to such Selling  Stockholder  included in
          the  Registration   Statement,   any  Preliminary  Prospectus  or  the
          Prospectus complied and will comply with all applicable  provisions of the Act;  the  Registration  Statement,  as it relates to the  Selling
          Stockholder,  did not,  as of the  Effective  Time,  contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the  statements  therein not misleading; at no time during the period that begins on the earlier of the date of such Preliminary  Prospectus and the date such Preliminary
          Prospectus  was  filed  with  the  Commission  and ends at the time of purchase did or will any  Preliminary  Prospectus,  as then amended or supplemented,  as such Preliminary  Prospectus relates to such Selling
          Stockholder, include an untrue statement of a material fact or omit to state a  material  fact  necessary  in order  to make  the  statements therein, in the light of the circumstances under which they were made, not  misleading,  and at no time  during  such  period did or will any
          Preliminary Prospectus, as then amended or supplemented, together with any  combination  of one or more of the  then  issued  Permitted  Free
          Writing  Prospectuses,  if any,  in each  case as they  relate  to the
          Selling Stockholder, include an untrue statement of a material fact or omit to  state  a  material  fact  necessary  in  order  to  make  the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the earlier of the date of the  Prospectus and the date the Prospectus is filed  with  the  Commission  and ends at the  later of the time of purchase,  and the end of the  period  during  which a  prospectus  is required by the Act to be  delivered  (whether  physically  or through compliance  with  Rule  172  under  the Act or any  similar  rule)  in connection with any sale of Shares did or will the Prospectus, as then amended or  supplemented,  as the  Prospectus  relates to such Selling
          Stockholder, include an untrue statement of a material fact or omit to state a  material  fact  necessary  in order  to make  the  statements therein, in the light of the circumstances under which they were made, not  misleading;  at no time during the period that begins on the date of such  Permitted  Free  Writing  Prospectus  and ends at the time of purchase did or will any Permitted  Free Writing  Prospectus,  as such
          Permitted Free Writing Prospectus relates to such Selling Stockholder, include  an untrue  statement  of a  material  fact or omit to state a material fact  necessary in order to make the statements  therein,  in the  light of the  circumstances  under  which  they  were  made,  not misleading.  For  the  purposes  of  this  Section  4  (a),  the  only information in the Registration Statement,  the Preliminary Prospectus
          or the  Prospectus  that relates to such Selling  Stockholders  is the
          "Selling Stockholders" section therein;

     (b)  such  Selling  Stockholder  has not,  prior to the  execution  of this
          Agreement,  offered  or sold any  Shares by means of any  "prospectus"
          (within the meaning of the Act), or used any "prospectus"  (within the meaning  of the  Act) in  connection  with  the  offer  or sale of the
          Shares,  in each  case  other  than the then most  recent  Preliminary
          Prospectus;

     (c)  such  Selling  Stockholder  has been duly  incorporated,  organized or formed,  as the case may be, and is validly  existing in good standing under the laws of its jurisdiction of  incorporation,  organization or formation,  as the case may be, with full corporate or other power and authority to execute and deliver this Agreement;

     (d)  such Selling Stockholder is duly qualified to do business as a foreign corporation,  limited liability company or limited partnership, as the case may be, and is in good  standing in each  jurisdiction  where the ownership or leasing of its  properties or the conduct of its business requires  such  qualification,  except  where  the  failure  to  be so qualified  and in good  standing  would  not,  individually  or in the aggregate, have a Material Adverse Effect;

     (e)  neither the execution,  delivery and  performance of this Agreement to which such Selling Stockholder is a party nor the sale by such Selling
          Stockholder  of the  Shares  to be sold by  such  Selling  Stockholder pursuant to this Agreement nor the  consummation  of the  transactions contemplated  hereby or  thereby  will  conflict  with,  result in any breach or violation of or  constitute a default  under (or  constitute any event which with notice, lapse of time or both would result in any breach or violation of or  constitute  a default  under):  (i) if such
          Selling  Stockholder  is not an  individual,  the charter or bylaws or other organizational instruments of such Selling Stockholder, (ii) any indenture,  mortgage,  deed of trust, bank loan or credit agreement or other evidence of  indebtedness,  or any license,  lease,  contract or other  agreement or instrument to which such Selling  Stockholder is a party or by which such Selling  Stockholder  or any of its  properties may be bound or affected,  (iii) any federal,  state, local or foreign law,  regulation  or  rule,  (iv)  or any  rule or  regulation  of any self-regulatory  organization  or  other  non-governmental  regulatory authority (including, without limitation, the rules and regulations of the NYSE),  or (v) any decree,  judgment or order  applicable  to such
          Selling Stockholder or any of its properties;

     (f)  no  approval,  authorization,  consent or order of or filing  with any
          federal,   state,   local  or  foreign   governmental   or  regulatory
          commission,  board,  body,  authority  or  agency,  or of or with  any self-regulatory  organization  or  other  non-governmental  regulatory authority  (including,  without limitation,  the NYSE), is required in connection  with the  sale of the  Shares  to be sold by such  Selling
          Stockholder  pursuant to this  Agreement or the  consummation  by such
          Selling  Stockholder of the transactions  contemplated hereby to which such Selling Stockholder is a party other than (i) registration of the
          Shares under the Act, which has been effected (or, with respect to any registration  statement to be filed hereunder  pursuant to Rule 462(b)
          under the Act, will be effected in accordance  herewith),  or (ii) any necessary  registration or qualification  under the securities or blue sky laws of the  various  jurisdictions  in which the Shares are being offered by the Underwriter;

     (g)  neither such Selling  Stockholder nor any of its affiliates has taken,
          directly  or  indirectly,   any  action  designed  to,  or  which  has
          constituted or might  reasonably be expected to cause or result in the stabilization  or  manipulation  of the price of any  security  of the
          Company to facilitate the sale or resale of the Shares;

     (h)  there are no affiliations  or  associations  between any member of the
          NASD  and  such  Selling  Stockholder,  except  as  disclosed  in  the
          Registration   Statement   (excluding  the  exhibits  thereto),   each
          Preliminary  Prospectus  and  the  Prospectus;  none  of the  proceeds received by such Selling Stockholder from the sale of the Shares to be sold by such Selling  Stockholder  pursuant to this  Agreement will be paid  to a  member  of  the  NASD  or  any  affiliate  of  (or  person
          "associated  with,"  as such  terms are used in the Rules of the NASD)
          such member;

     (i)  at the time of delivery of such Shares,  such Selling Stockholder will be the lawful owner of the number of Shares to be sold by such Selling
          Stockholder  pursuant to this Agreement and at the time of delivery of such Shares,  will have valid and marketable title to such Shares, and upon  delivery of and payment for such Shares,  the  Underwriter  will acquire  valid and  marketable  title to such Shares free and clear of any claim, lien,  encumbrance,  security interest,  community property right, restriction on transfer or other defect in title;

     (j)  such  Selling  Stockholder  has and,  at the time of  delivery  of the
          Shares  to be  sold  by  such  Selling  Stockholder  pursuant  to this
          Agreement,  will have full legal right,  power and  capacity,  and all authorizations and approvals required by law (other than those imposed by the Act and state  securities or blue sky laws), to: (i) enter into this Agreement,  (ii) sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder  pursuant to this Agreement in the manner provided in this Agreement, and (iii) make the representations, warranties and agreements made by such Selling Stockholder herein;

     (k)  this  Agreement  has been duly executed and delivered by (or on behalf
          of) such  Selling  Stockholder,  and is a  legal,  valid  and  binding agreement of such Selling  Stockholder  enforceable in accordance with its terms;

     (l)  such Selling  Stockholder has duly and irrevocably  authorized each of the Representatives of the Selling Stockholders  (whether acting alone or together),  on behalf of such Selling  Stockholder,  to execute and deliver this Agreement and any other documents  necessary or desirable in connection with the transactions contemplated hereby or thereby and to deliver the Shares to be sold by such Selling Stockholder  pursuant to this Agreement and receive payment therefor pursuant hereto;

     (m)  the sale of the Shares to be sold by such Selling Stockholder pursuant to this  Agreement is not prompted by any  information  concerning the
          Company or any Subsidiary  which is not set forth in the  Registration
          Statement   (excluding  the  exhibits   thereto),   each   Preliminary
          Prospectus and the Prospectus;

     (n)  at the time of purchase, all stock transfer or other taxes (other than income taxes), if any, that are required to be paid in connection with the  sale  and  transfer  of the  Shares  to be sold  by such  Selling
          Stockholder  to the  Underwriter  hereunder  will  be  fully  paid  or provided for by such Selling  Stockholder,  and all laws imposing such taxes will be fully complied with;

     (o)  such Selling  Stockholder is a United States person (as defined in the
          Code); and

     (p)  such  Selling  Stockholder  does not own any shares of Common Stock or operating  partnership units ("OP Units") of Home Properties,  L.P., a
          New York limited partnership (the "Operating Partnership"), securities convertible into or exchangeable or exercisable for Common Stock or OP
          Units or options, warrants or other rights to purchase Common Stock or
          OP Units, other than the Shares.

     In addition,  any certificate  signed by any Selling  Stockholder (or, with respect to any Selling  Stockholder  that is not an  individual,  any officer of such Selling Stockholder or of any of such Selling  Stockholder's  subsidiaries)
or by any  Representative  of the  Selling  Stockholders  and  delivered  to the
Underwriter or counsel for the  Underwriter  in connection  with the offering of the Shares shall be deemed to be a  representation  and warranty by such Selling
Stockholder, as to matters covered thereby, to the Underwriter.

     5. Certain Covenants of the Company. The Company hereby agrees:

     (a)  to furnish  such  information  as may be  required  and  otherwise  to cooperate  in  qualifying  the Shares for  offering and sale under the securities or blue sky laws of such states or other  jurisdictions  as you may  designate and to maintain  such  qualifications  in effect so long as you may request for the distribution of the Shares;  provided, however,  that the  Company  shall not be  required  to  qualify  as a foreign  corporation or to consent to the service of process under the laws of any such jurisdiction  (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the  Company of any  notification  with  respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction  or the  initiation or  threatening of any proceeding for such purpose;

     (b)  to make  available  to the  Underwriter  in New York City,  as soon as practicable  after this Agreement  becomes  effective,  and thereafter from time to time to furnish to the Underwriter, as many copies of the
          Prospectus  (or of the  Prospectus as amended or  supplemented  if the
          Company shall have made any  amendments or  supplements  thereto after the effective date of the  Registration  Statement) as the Underwriter may reasonably  request for the purposes  contemplated  by the Act; in case the  Underwriter  is required to deliver  (whether  physically or through  compliance  with Rule 172 under the Act or any similar rule), in  connection  with the sale of the Shares,  a  prospectus  after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective  amendment to the Registration  Statement is required  pursuant to Item 512(a) of Regulation S-K under the Act, the
          Company  will  prepare,  at its  expense,  promptly  upon request such
          amendment  or  amendments  to  the  Registration   Statement  and  the
          Prospectus  as  may  be  necessary  to  permit   compliance  with  the
          requirements  of  Section  10(a)(3)  of the  Act  or  Item  512(a)  of
          Regulation S-K under the Act, as the case may be;

     (c)  if,  at the time this  Agreement  is  executed  and  delivered,  it is necessary  or  appropriate  for  a  post-effective  amendment  to  the
          Registration  Statement, or a Registration Statement under Rule 462(b)
          under the Act, to be filed with the  Commission  and become  effective before the Shares may be sold,  the Company  will use its best efforts to cause such post-effective  amendment or such Registration Statement to be filed and become effective,  and will pay any applicable fees in accordance  with the Act, as soon as  possible;  and the Company  will advise you promptly and, if requested by you, will confirm such advice in writing when such  post-effective  amendment  or such  Registration
          Statement has become effective;

     (d)  if, at any time during the period when a prospectus is required by the
          Act to be delivered  (whether  physically or through  compliance  with
          Rule 172 under the Act or any  similar  rule) in  connection  with any sale of Shares, the Registration  Statement shall cease to comply with the requirements of the Act with respect to eligibility for the use of the  form on which  the  Registration  Statement  was  filed  with the
          Commission  or  the  Registration  Statement  shall  cease  to  be  an
          "automatic shelf registration statement" (as defined in Rule 405 under the Act) or the Company shall have received,  from the  Commission,  a notice,  pursuant to Rule  401(g)(2),  of  objection to the use of the
          form  on  which  the   Registration   Statement  was  filed  with  the
          Commission,  to (i) promptly  notify you,  (ii) promptly file with the
          Commission a new registration statement under the Act, relating to the
          Shares, or a post-effective  amendment to the Registration  Statement, which new  registration  statement or  post-effective  amendment shall comply  with  the  requirements  of the  Act  and  shall  be in a form satisfactory  to you,  (iii) use its best  efforts  to cause  such new registration statement or post-effective amendment to become effective under the Act as soon as practicable, (iv) promptly notify you of such effectiveness  and (v) take all other action  necessary or appropriate to permit the public  offering  and sale of the Shares to  continue as
          contemplated  in  the  Prospectus;   all  references   herein  to  the
          Registration  Statement  shall be  deemed  to  include  each  such new registration statement or post-effective amendment, if any;

     (e)  if  the  third  anniversary  of  the  initial  effective  date  of the
          Registration Statement (within the meaning of Rule 415(a)(5) under the
          Act) shall occur at any time during the period  when a  prospectus  is required by the Act to be  delivered  (whether  physically  or through compliance  with  Rule  172  under  the Act or any  similar  rule)  in connection with any sale of Shares, to file with the Commission, prior to such third anniversary,  a new registration statement under the Act relating to the Shares, which new registration  statement shall comply with the requirements of the Act (including,  without limitation, Rule
          415(a)(6)  under the Act) and shall be in a form  satisfactory to you;
          such new  registration  statement shall constitute an "automatic shelf registration  statement"  (as  defined  in Rule 405  under  the  Act);
          provided, however, that if the Company is not then eligible to file an
          "automatic shelf registration statement" (as defined in Rule 405 under the Act), then such new registration  statement need not constitute an
          "automatic shelf registration statement" (as defined in Rule 405 under the Act), but the Company shall use its best efforts to cause such new registration  statement to become  effective  under the Act as soon as practicable,  but in any  event  within  180  days  after  such  third anniversary and promptly notify you of such effectiveness; the Company shall take all other  action  necessary or  appropriate  to permit the public  offering and sale of the Shares to continue as contemplated in the Prospectus;  all references  herein to the Registration  Statement shall be deemed to include each such new  registration  statement,  if any;

     (f)  to advise you  promptly,  confirming  such advice in  writing,  of any request  by  the  Commission  for  amendments  or  supplements  to the
          Registration Statement, any Preliminary Prospectus,  the Prospectus or
          any Permitted Free Writing  Prospectus or for  additional  information with respect thereto,  or of notice of institution of proceedings for, or the entry of a stop  order,  suspending  the  effectiveness  of the
          Registration  Statement  and, if the  Commission  should  enter a stop order suspending the effectiveness of the Registration  Statement,  to use its best efforts to obtain the lifting or removal of such order as soon as  possible;  to advise you promptly of any proposal to amend or supplement the Registration  Statement,  any Preliminary Prospectus or
          the Prospectus, and to provide you and Underwriter's counsel copies of any such documents for review and comment a reasonable  amount of time prior  to any  proposed  filing  and to  file  no  such  amendment  or supplement to which you shall object in writing;

     (g)  subject to Section  5(f)  hereof,  to file  promptly  all  reports and documents  and any  preliminary  or  definitive  proxy or  information statement  required to be filed by the Company with the  Commission in order to comply with the Exchange  Act for so long as a prospectus  is required by the Act to be  delivered  (whether  physically  or through compliance  with  Rule  172  under  the Act or any  similar  rule)  in connection  with any sale of  Shares;  and to  provide  you,  for your review and  comment,  with a copy of such reports and  statements  and other documents to be filed by the Company  pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time  prior  to any  proposed  filing,  and to file  no  such  report, statement or document to which you shall have objected in writing; and
          to promptly notify you of such filing;

     (h)  to advise  the  Underwriter  promptly  of the  happening  of any event within the period  during which a prospectus is required by the Act to be delivered  (whether  physically or through compliance with Rule 172 under  the Act or any  similar  rule) in  connection  with any sale of
          Shares,  which  event  could  require  the making of any change in the
          Prospectus then being used so that the Prospectus would not include an untrue  statement of a material  fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise the  Underwriter  promptly  if,  during such  period,  it shall become
          necessary  to  amend  or  supplement   the  Prospectus  to  cause  the
          Prospectus  to comply with the  requirements  of the Act, and, in each case, during such time, subject to Section 5(f) hereof, to prepare and furnish,  at the Company's expense,  to the Underwriter  promptly such amendments or  supplements  to such  Prospectus as may be necessary to reflect any such change or to effect such compliance;

     (i)  to make generally available to its security holders, and to deliver to you, an earnings  statement  of the  Company  (which will  satisfy the provisions  of Section  11(a) of the Act)  covering a period of twelve
          months   beginning  after  the  effective  date  of  the  Registration
          Statement  (as  defined  in Rule  158(c)  under the Act) as soon as is reasonably  practicable  after the  termination  of such  twelve-month period but in any case not later than May 10, 2007;

     (j)  to  furnish  to you as  early  as  practicable  prior  to the  time of purchase,  but not later than two business days prior thereto,  a copy of the latest  available  unaudited  interim and monthly  consolidated financial  statements,  if any, of the  Company  and the  Subsidiaries which have been read by the Company's  independent  registered  public accountants,  as stated in their  letter to be  furnished  pursuant to
          Section 9(d) hereof;

     (k)  to comply with Rule  433(d)  under the Act  (without  reliance on Rule
          164(b) under the Act) and with Rule 433(g) under the Act;

     (l)  beginning  on the date hereof and ending on, and  including,  the date that  is 45  days  after  the  date of the  Prospectus  (the  "Lock-Up
          Period"),  without the prior written consent of the  Underwriter,  not to:

          (i)  issue,   sell,  offer  to  sell,   contract  or  agree  to  sell,
               hypothecate,  pledge,  grant any option to purchase or  otherwise dispose of or agree to dispose  of,  directly or  indirectly,  or establish or increase a put  equivalent  position or liquidate or decrease a call equivalent position within the meaning of Section
               16 of the  Exchange  Act and the  rules  and  regulations  of the
               Commission  promulgated  thereunder,  with respect to, any Common
               Stock  or  any  other   securities   of  the  Company   that  are
               substantially   similar  to  Common  Stock,   or  any  securities
               convertible  into or  exchangeable  or  exercisable  for,  or any warrants or other rights to purchase, the foregoing,

          (ii) file or cause to become effective a registration  statement under the Act relating to the offer and sale of any Common Stock or any other securities of the Company that are substantially similar to
               Common Stock, or any securities  convertible into or exchangeable or exercisable  for, or any warrants or other rights to purchase, the foregoing,

          (iii) enter  into any  swap or other  arrangement  that  transfers  to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any other  securities of the Company that are substantially similar to Common Stock, or any securities convertible  into or  exchangeable  or  exercisable  for,  or any warrants or other rights to purchase, the foregoing,  whether any such  transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or

          (iv) publicly   announce  an  intention  to  effect  any   transaction
               specified in clause (i), (ii) or (iii),

               except, in each case, for

                    (A)  the registration of the offer and sale of the Shares as contemplated by this Agreement,

                    (B)  issuances  of Common Stock upon the exercise of options
                         or   warrants   disclosed   as   outstanding   in   the
                         Registration    Statement   (excluding   the   exhibits
                         thereto),   each   Preliminary   Prospectus   and   the
                         Prospectus,

                    (C)  the issuance of employee stock options not  exercisable during the  Lock-Up  Period  pursuant  to stock  option
                         plans  described in the  Registration  Statement,  each
                         Preliminary   Prospectus  and  the  Prospectus  or  the
                         Incorporated Documents;

                    (D)  issuances of Common  Stock,  or options to acquire such
                         Common Stock,  pursuant to the Company's Stock Purchase
                         Plan as described in the described in the  Registration
                         Statement,   each   Preliminary   Prospectus   and  the
                         Prospectus or the Incorporated Documents;

                    (E)  issuances  of  Common  Stock or units in the  Operating
                         Partnership exchangeable, at the option of the Company,
                         for Common Stock in connection  with the acquisition of
                         any interests in any entity or property;

                    (F)  issuance of Common  Stock in exchange  for units in the
                         Operating Partnership; and

                    (G)  registration  statements  with respect to the offer and sale or  secondary  offering of Common  Stock issued as
                         described in clauses (E) and (F) above;

                    provided, however, that if:

                    (x)  during  the  period  that  begins  on the date  that is fifteen (15) calendar days plus three (3) business days
                         before the last day of the  Lock-Up  Period and ends on
                         the last day of the Lock-Up Period,  the Company issues
                         an  earnings  release  or  material  news or a material
                         event relating to the Company occurs; or

                    (y)  prior to the expiration of the Lock-Up Period,

                    the Company  announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this
                    Section 5(m) shall continue to apply until the expiration of the date that is fifteen (15)  calendar  days plus three (3)
                    business  days after the date on which the  issuance  of the earnings  release or the  material  news or  material  event occurs;

          (m)  prior to the time of purchase, to issue no press release or other
               communication   directly   or   indirectly   and  hold  no  press
               conferences  with respect to the Company or any  Subsidiary,  the financial condition, results of operations, business, properties, assets,  or liabilities of the Company or any Subsidiary,  or the offering of the Shares, without your prior reasonable consent;

          (n)  not, at any time at or after the execution of this Agreement, to, directly or indirectly,  offer or sell any Shares by means of any
               "prospectus"  (within  the  meaning  of  the  Act),  or  use  any
               "prospectus"  (within the meaning of the Act) in connection  with the  offer or sale of the  Shares,  in each case  other  than the
               Prospectus;

          (o)  not to, and to cause the Subsidiaries  not to, take,  directly or indirectly, any action designed, or which will constitute, or has constituted,  or might  reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (p)  to use its best  efforts  to cause the Shares to be listed on the
               NYSE and to maintain the listing of the Common  Stock,  including the Shares, on the NYSE;

          (q)  to  maintain  a  transfer  agent  and,  if  necessary  under  the jurisdiction of incorporation of the Company, a registrar for the
               Common Stock; and

          (r)  to use its best  efforts to  continue  to qualify as a REIT under
               Sections 856 through 860 of the Code.

     6. Certain Covenants of the Selling Stockholders.  Each Selling Stockholder
hereby agrees:

          (a)  not, at any time at or after the execution of this Agreement,  to offer or sell any Shares by means of any "prospectus" (within the meaning of the Act), or use any "prospectus"  (within the meaning of the Act) in  connection  with the offer or sale of the Shares, in each case other than the Prospectus;

          (b)  not to take,  directly or  indirectly,  any action  designed,  or which will constitute, or has constituted, or might reasonably be expected to cause or result in the  stabilization or manipulation of the price of any  security  of the Company to  facilitate  the sale or resale of the Shares;

          (c)  to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Stockholder; and

          (d)  to advise you  promptly,  and if requested  by you,  confirm such advice in writing, so long as a prospectus is required by the Act to be delivered  (whether  physically or through  compliance with
               Rule 172 under the Act or any similar  rule) in  connection  with any sale of  Shares,  of (i) any  change  in  information  in the
               Registration  Statement,   the  Preliminary   Prospectuses,   the
               Prospectus and the Permitted Free Writing  Prospectuses,  if any,
               relating to such  Selling  Stockholder  or (ii) any new  material information  relating  to the  Company or  relating to any matter
               stated   in   the   Registration   Statement,   the   Preliminary
               Prospectuses,  the  Prospectus  and the  Permitted  Free  Writing
               Prospectuses,  if  any,  which  comes  to the  attention  of such
               Selling Stockholder.

     7. Covenant to Pay Costs.  The Company  agrees to pay all costs,  expenses, fees and  taxes  in  connection  with  (i) the  preparation  and  filing  of the
Registration  Statement,  each  Preliminary  Prospectus,  the  Prospectus,  each
Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the  Underwriter and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares  including any stock or transfer taxes and stamp or similar duties  payable upon the sale,  issuance or delivery of the Shares to the Underwriter,  (iii) the producing,  word processing  and/or printing of this
Agreement,   any  dealer  agreements  and  any  closing   documents   (including
compilations  thereof) and the  reproduction  and/or  printing and furnishing of copies of each thereof to the  Underwriter  and (except  closing  documents)  to dealers (including costs of mailing and shipment), (iv) the qualification of the
Shares for offering  and sale under state or foreign laws and the  determination of their  eligibility  for investment  under state or foreign law (including the legal  fees  and  filing  fees  and  other  disbursements  of  counsel  for  the
Underwriter)  and the printing and  furnishing of copies of any blue sky surveys or legal investment  surveys to the Underwriter and to dealers,  (v) any listing of the Shares on any  securities  exchange  or  qualification  of the Shares for quotation on the NYSE and any registration  thereof under the Exchange Act, (vi)
the fees and  disbursements  of any transfer  agent or registrar for the Shares,
(vii)  the  costs and  expenses  of the  Company  and such  Selling  Stockholder relating  to  presentations  or  meetings  undertaken  in  connection  with  the marketing of the offering and sale of the Shares to  prospective  investors  and the Underwriter's  sales forces, and (viii) the performance of the Company's and such Selling Stockholder's other obligations hereunder.

     8.  Reimbursement of Underwriter's  Expenses.  If the Selling  Stockholders
fail to deliver the Shares for any reason, the Selling Stockholders, jointly and severally, shall reimburse the Underwriter for all the fees and disbursements of its counsel, and for its reasonable out-of-pocket expenses.

     9.  Conditions  of  Underwriter's  Obligations.   The  obligations  of  the
Underwriter   hereunder   are  subject  to  the   accuracy  of  the   respective
representations  and  warranties  on the part of the  Company  and each  Selling
Stockholder on the date hereof, and at the time of purchase,  the performance by the Company and each Selling Stockholder of each of their respective obligations hereunder and to the following additional conditions precedent:

     (a)  The Company shall furnish to you at the time of purchase an opinion of
          Nixon  Peabody  LLP,  counsel  for  the  Company,   addressed  to  the
          Underwriter, and dated the time of purchase, and in form and substance satisfactory  to the  Underwriter,  in the form set forth in Exhibit B hereto.

     (b)  The Company shall furnish to you at the time of purchase an opinion of
          Ann M. McCormick,  General Counsel and Executive Vice President of the
          Company, addressed to the Underwriter, and dated the time of purchase, and in form and substance satisfactory to the Underwriter, in the form set forth in Exhibit C hereto.

     (c)  The Selling  Stockholders shall furnish to you at the time of purchase an opinion  of Jaffe,  Raitt,  Heuer & Weiss,  P.C.,  counsel  for the
          Selling Stockholders, addressed to the Underwriter, and dated the time
          of  purchase,   and  in  form  and  substance   satisfactory   to  the
          Underwriter, in the form set forth in Exhibit D hereto.

     (d)  You shall  have  received  from  PricewaterhouseCoopers  LLP,  letters dated,  respectively,  the  date of this  Agreement,  the  date of the
          Prospectus, and the time of purchase, and addressed to the Underwriter in the forms  satisfactory  to the  Underwriter,  which  letters shall cover, without limitation, the various financial disclosures contained in the  Registration  Statement,  the  Preliminary  Prospectuses,  the
          Prospectus and the Permitted Free Writing Prospectuses, if any.

     (e)  You shall have received at the time of purchase the favorable  opinion of Skadden,  Arps,  Slate,  Meagher  &  Flom LLP,  counsel for the
          Underwriter,  dated  the  time  of  purchase,  in form  and  substance reasonably satisfactory to the Underwriter.

     (f)  No Prospectus or amendment or supplement to the Registration Statement or the  Prospectus  shall  have been  filed to which  you  shall  have objected in writing.

     (g)  The Registration  Statement and any registration statement required to be filed,  prior to the sale of the Shares,  under the Act pursuant to
          Rule  462(b)  shall have been filed and shall  have  become  effective under  the  Act.  The  Prospectus  shall  have  been  filed  with  the
          Commission  pursuant  to Rule  424(b)  under the Act at or before 5:30
          P.M.,  New York City time,  on the second full  business day after the date of this  Agreement (or such earlier time as may be required under the Act).

     (h)  Prior to and at the time of  purchase,  (i) no stop order with respect to the  effectiveness  of the  Registration  Statement shall have been issued under the Act or  proceedings  initiated  under Section 8(d) or
          8(e) of the Act; (ii) the  Registration  Statement and all  amendments thereto  shall not contain an untrue  statement of a material  fact or omit to  state a  material  fact  required  to be  stated  therein  or necessary to make the statements therein not misleading; (iii) none of the Preliminary  Prospectuses  or the Prospectus,  and no amendment or supplement  thereto,  shall include an untrue  statement of a material fact or omit to state a material  fact  necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Disclosure Package, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material  fact  necessary in order to make the statements therein, in the light of the circumstances under which they are made, not  misleading;  and (v) none of the Permitted Free Writing
          Prospectuses,  if any, shall include an untrue statement of a material fact or omit to state a material  fact  necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (i)  The  Company  will,  at  the  time  of  purchase,  deliver  to  you  a certificate  of its Chief  Executive  Officer and its  Executive  Vice
          President and General Counsel, dated the time of purchase, in the form attached as Exhibit E hereto.

     (j)  The Selling Stockholders will, at the time of purchase, deliver to you a certificate signed by a Representative of the Selling  Stockholders, in the form attached as Exhibit F hereto.

     (k)  You shall have received each of the signed Lock-Up Agreements referred to in Section 3(u) hereof, and each such Lock-Up Agreement shall be in full force and effect at the time of purchase.

     (l)  The Company and each Selling  Stockholder  shall have furnished to you
          such  other  documents  and   certificates  as  to  the  accuracy  and
          completeness  of any  statement  in the  Registration  Statement,  any
          Preliminary  Prospectus,  the Prospectus or any Permitted Free Writing
          Prospectus as of the time of purchase, as you may reasonably request.

     (m)  The Shares shall have been  approved for listing on the NYSE,  subject only to notice of issuance at or prior to the time of purchase.

     (n)  The NASD  shall not have  raised  any  objection  with  respect to the fairness or reasonableness of the underwriting,  or other arrangements of the transactions, contemplated hereby.

     (o)  Each Selling  Stockholder shall furnish to you a certification of such
          shareholder's   non-foreign   status  in   accordance   with  Treasury
          Regulationsss.1.1445-2(b)(2) in the form attached hereto as Exhibit G.

     10. Effective Date of Agreement;  Termination.  This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

     The  obligations  of  the   Underwriter   hereunder  shall  be  subject  to
termination in the absolute discretion of the Underwriter, if (1) since the time of  execution  of this  Agreement  or the earlier  respective  dates as of which
information   is  given  in  the   Registration   Statement,   the   Preliminary
Prospectuses,  the Prospectus and the Permitted  Free Writing  Prospectuses,  if
any, there has been any change or any development involving a prospective change in the  business,  properties,  management,  financial  condition  or results of operations of the Company and the  Subsidiaries  taken as a whole, the effect of which change or  development  is, in the sole  judgment of the  Underwriter,  so material and adverse as to make it  impractical  or  inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement,  the Preliminary  Prospectuses,  the
Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) since the time of execution of this Agreement, there shall have occurred: (A) a suspension or material  limitation  in trading in  securities  generally  on the NYSE,  the
American Stock Exchange or the NASDAQ;  (B) a suspension or material  limitation in trading in the Company's  securities on the NYSE; (C) a general moratorium on commercial  banking  activities  declared  by either  federal  or New York State authorities  or a  material  disruption  in  commercial  banking  or  securities settlement  or  clearance  services  in the United  States;  (D) an  outbreak or escalation of hostilities or acts of terrorism  involving the United States or a declaration  by the United  States of a national  emergency  or war;  or (E) any other  calamity  or crisis or any change in  financial,  political  or  economic conditions in the United  States or  elsewhere,  if the effect of any such event specified in clause (D) or (E), in the sole judgment of the  Underwriter,  makes it  impractical  or  inadvisable  to  proceed  with the public  offering  or the delivery  of the  Shares  on the  terms and in the  manner  contemplated  in the
Registration  Statement,  the Preliminary  Prospectuses,  the Prospectus and the
Permitted Free Writing Prospectuses,  if any, or (3) since the time of execution of this Agreement,  there shall have occurred any downgrading,  or any notice or announcement  shall have been given or made of: (A) any  intended  or  potential downgrading or (B) any watch,  review or possible  change that does not indicate an  affirmation  or  improvement  in the rating  accorded any  securities  of or guaranteed  by the  Company  or any  Subsidiary  by any  "nationally  recognized statistical  rating  organization,"  as that term is defined  in Rule  436(g)(2)
under the Act.

     If the  Underwriter  elects to terminate this Agreement as provided in this
Section 10, the Company and the Selling  Stockholders shall be notified promptly in writing.

     If the sale to the  Underwriter  of the  Shares,  as  contemplated  by this
Agreement,  is not carried out by the Underwriter for any reason permitted under this  Agreement,  or if such sale is not  carried out because the Company or any
Selling  Stockholder,  as the case may be, shall be unable to comply with any of the terms of this Agreement,  the Company and the Selling Stockholders shall not be under any obligation or liability under this Agreement  (except to the extent provided in Sections 7, 8 and 11 hereof,  and the Underwriter  shall be under no obligation  or  liability to the Company or any Selling  Stockholder  under this
Agreement (except to the extent provided in Section 11 hereof).

     11. Indemnity and Contribution.

     (a)  The  Company  agrees  to  indemnify,  defend  and  hold  harmless  the
          Underwriter,  its partners, directors and officers, and any person who controls the  Underwriter  within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the  successors  and assigns of all of the  foregoing  persons,  from and  against  any loss,  damage,
          expense,   liability  or  claim  (including  the  reasonable  cost  of investigation)  which,  jointly or severally,  the  Underwriter or any such person may incur under the Act, the Exchange  Act, the common law or  otherwise,  insofar as such loss,  damage,  expense,  liability or claim  arises  out of or is based  upon (i) any  untrue  statement  or
          alleged  untrue   statement  of  a  material  fact  contained  in  the
          Registration Statement (or in the Registration Statement as amended by any post-effective  amendment thereof by the Company) or arises out of or is based upon any omission or alleged  omission to state a material fact required to be stated therein or necessary to make the statements therein  not  misleading,  except  insofar as any such  loss,  damage, expense,  liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in,
          and  in  conformity  with   information   concerning  the  Underwriter
          furnished in writing by you to the Company  expressly  for use in, the
          Registration  Statement or arises out of or is based upon any omission or  alleged  omission  to state a  material  fact in the  Registration
          Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such  Registration  Statement or was necessary to make such  information  not  misleading  or (ii) any  untrue  statement  or alleged untrue statement of a material fact included in any Prospectus
          (the term  Prospectus  for the purpose of this Section 11 being deemed
          to  include  any  Preliminary  Prospectus,   the  Prospectus  and  any
          amendments or  supplements  to the  foregoing),  in any Permitted Free
          Writing  Prospectus,  in any "issuer  information" (as defined in Rule
          433 under  the Act) of the  Company,  which  "issuer  information"  is required to be, or is, filed with the Commission, or in any Prospectus together with any  combination  of one or more of the  Permitted  Free
          Writing  Prospectuses,  if any,  or arises out of or is based upon any omission or alleged  omission to state a material  fact  necessary  in
          order  to  make  the   statements   therein,   in  the  light  of  the
          circumstances under which they were made, not misleading, except, with respect to such  Prospectus  or  Permitted  Free  Writing  Prospectus, insofar as any such loss, damage,  expense,  liability or claim arises out of or is  based  upon  any  untrue  statement  or  alleged  untrue statement of a material  fact  contained  in, and in  conformity  with information  concerning such Underwriter furnished in writing by or on behalf of such  Underwriter  through you to the Company  expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any  omission  or alleged  omission to state a material fact in such Prospectus or Permitted Free Writing  Prospectus in  connection  with such  information,  which  material  fact was not contained in such information and which material fact was necessary in order to make the statements in such information,  in the light of the circumstances under which they were made, not misleading.

     (b)  Each Selling Stockholder agrees to indemnify, defend and hold harmless the Underwriter,  its partners, directors and officers, and any person who controls the  Underwriter  within the meaning of Section 15 of the
          Act or Section 20 of the Exchange Act, and the  successors and assigns of all of the foregoing  persons,  from and against any loss,  damage,
          expense,   liability  or  claim  (including  the  reasonable  cost  of investigation)  which,  jointly or severally,  any such Underwriter or any such person may incur under the Act, the Exchange  Act, the common law or otherwise,  insofar as such loss, damage, expense, liability or claim  arises  out of or is based  upon (i) any  untrue  statement  or
          alleged  untrue   statement  of  a  material  fact  contained  in  the
          Registration Statement (or in the Registration Statement as amended by
          any  post-effective   amendment  thereof  by  the  Company),  as  such
          Registration Statement relates to such Selling Stockholder,  or arises out of or is based upon any  omission  or alleged  omission to state a material fact that relates to such Selling Stockholder  required to be stated  therein  or  necessary  to make  the  statements  therein  not misleading or (ii) any untrue statement or alleged untrue statement of a material fact  included in any  Prospectus,  in any  Permitted  Free
          Writing Prospectus or in any Prospectus  together with any combination of one or more of the Permitted Free Writing Prospectuses,  if any, in each case as such document(s) relate to such Selling  Stockholder,  or arises out of or is based upon any  omission  or alleged  omission  to state  a  material  fact  that  relates  to such  Selling  Stockholder necessary in order to make the statements therein, in the light of the
          circumstances   under   which   they  were   made,   not   misleading.
          Notwithstanding anything herein to the contrary, in no event shall the liability of any Selling  Stockholder to provide indemnity pursuant to this Section 11(b), or contribution  pursuant to Section 11(f), exceed an amount equal to the aggregate  initial public offering price of the
          Shares sold by such Selling  Stockholder to the  Underwriter  pursuant hereto.  For the purposes of this Section 11 (b), the only information in the  Registration  Statement,  the  Preliminary  Prospectus  or the
          Prospectus  that relates to the Selling  Stockholders  is the "Selling
          Stockholders" section therein.

     (c)  The  Underwriter  agrees to  indemnify,  defend and hold  harmless the
          Company, its directors and officers, each Selling Stockholder" and any person who  controls  the Company  within the meaning of Section 15 of the Act or Section 20 of the  Exchange  Act,  and the  successors  and assigns of all of the  foregoing  persons,  from and against any loss, damage, expense,  liability or claim (including the reasonable cost of investigation) which, jointly or severally,  the Company, such Selling
          Stockholder  or any such person may incur under the Act,  the Exchange
          Act,  the common  law or  otherwise,  insofar  as such  loss,  damage, expense,  liability  or claim  arises  out of or is based upon (i) any untrue  statement  or alleged  untrue  statement  of a  material  fact contained  in,  and in  conformity  with  information  concerning  the
          Underwriter  furnished in writing by you to the Company  expressly for use in, the Registration  Statement (or in the Registration  Statement
          as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any  omission  or alleged  omission  to state a material  fact in such  Registration  Statement in  connection with such  information,  which material fact was not contained in such information  and which material fact was required to be stated in such
          Registration  Statement or was necessary to make such  information not misleading or (ii) any untrue statement or alleged untrue statement of a material  fact  contained  in, and in  conformity  with  information concerning the Underwriter  furnished in writing by you to the Company expressly  for  use in,  a  Prospectus  or a  Permitted  Free  Writing
          Prospectus,  or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free
          Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information,  in the light of the circumstances under which they were made, not misleading.

     (d)  If any action,  suit or proceeding  (each, a "Proceeding")  is brought against  a  person  (an  "indemnified  party")  in  respect  of  which indemnity may be sought against the Company, a Selling  Stockholder or the Underwriter (as applicable,  the "indemnifying party") pursuant to subsection  (a),  (b) or (c),  respectively,  of this Section 11, such indemnified  party shall promptly  notify such  indemnifying  party in writing of the  institution of such  Proceeding and such  indemnifying party  shall  assume the  defense of such  Proceeding,  including  the employment  of counsel  reasonably  satisfactory  to such  indemnified party and payment of all fees and expenses;  provided,  however,  that the  omission to so notify such  indemnifying  party shall not relieve such  indemnifying  party from any liability  which such  indemnifying party may have to any  indemnified  party or otherwise,  except to the extent that such indemnifying party is actually materially  prejudiced thereby.  The  indemnified  party or  parties  shall have the right to employ its or their own  counsel  in any such  case,  but the fees and expenses of such counsel  shall be at the expense of such  indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying  party (or, in the case such
          indemnifying  party  is  a  Selling   Stockholder,   by  such  Selling
          Stockholder or by a  Representative  of the Selling  Stockholders)  in
          connection  with the defense of such  Proceeding  or the  indemnifying party shall not have,  within a reasonable  period of time in light of the circumstances,  employed counsel to defend such Proceeding or such indemnified  party or parties  shall have  reasonably  concluded  that there may be  defenses  available  to it or them  which are  different from,  additional  to or in  conflict  with  those  available  to such indemnifying  party (in which case such  indemnifying  party shall not have the right to direct the defense of such  Proceeding  on behalf of the  indemnified  party or parties),  in any of which events such fees and  expenses  shall be borne by such  indemnifying  party and paid as incurred (it being understood,  however,  that such indemnifying party shall not be liable for the expenses of more than one separate counsel
          (in addition to any local  counsel) in any one Proceeding or series of
          related   Proceedings  in  the  same  jurisdiction   representing  the
          indemnified parties who are parties to such Proceeding).

     The  indemnifying  party  shall not be  liable  for any  settlement  of any
Proceeding for which the indemnified party is entitled to indemnification  under subsection  (a),  (b) or (c) of this  Section 11  effected  without  its written consent  (or,  in the case such  indemnifying  party is a  Selling  Stockholder,
without  the  written   consent  of  either  such  Selling   Stockholder   or  a
Representative  of the Selling  Stockholders)  but, if settled  with its written consent (or, in the case such indemnifying party is a Selling Stockholder,  with the written consent of such Selling  Stockholder or of a  Representative  of the
Selling  Stockholders),  such  indemnifying  party agrees to indemnify  and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement.  Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying  party (or, where such  indemnifying  party  is a  Selling  Stockholder,  requested  such  Selling
Stockholder or any Representative of the Selling  Stockholders) to reimburse the indemnified  party for fees and expenses of counsel  when such payment  would be required by the second  sentence of this Section  11(d),  then the  indemnifying party agrees that it shall be liable for any  settlement of any  Proceeding  for which the indemnified party is entitled to indemnification under subsection (a),
(b) or (c) of this  Section  11, as  applicable,  effected  without  its written consent if:

          (i) such  settlement  is entered into more than 90 business days after receipt by such indemnifying  party (or, where such indemnifying party is a
     Selling  Stockholder,  receipt  by  such  Selling  Stockholder  or  by  any
     Representative  of the Selling  Stockholders)  of the  written  request for
     reimbursement   ("Reimbursement   Request"),   together   with   reasonable
     supporting  documentation  for the  expenses  claimed  in the  request  for reimbursement,

          (ii) such indemnified  party shall have given the  indemnifying  party
     (or, where such indemnifying party is the Selling  Stockholder,  given such
     Selling  Stockholder or any Representative of the Selling  Stockholders) at
     least 60 days' prior notice of its intention to settle,

          (iii) such indemnifying  party shall have defaulted under this Section
     11(d) in reimbursing the indemnified  party in accordance with such request
     (a "Reimbursement Default"), and

          (iv) such indemnifying  party shall have failed cure its Reimbursement
     Default  by a date  that is at  least  10 days  preceding  the date of such settlement, provided, however, that if the indemnifying party has given the indemnified  party  written  notice  within  15  days  of the  date  of the
     Reimbursement  Request  that  indemnifying  party in good faith  reasonably disputes  and  refuses to  reimburse  all or any  portion  of the  expenses
     ("Unreimbursed  Expenses") claimed in such Reimbursement  Request, then the indemnifying party's failure to pay such Unreimbursed Expenses shall not be deemed to constitute a Reimbursement Default until it is finally determined
     that  the   indemnified   party  is  entitled  to  be  reimbursed  for  the
     Unreimbursed Expenses by such indemnifying party.

     If it is finally  determined that the indemnified  party was entitled to be reimbursed for the Unreimburesed  Expenses by such indemnifying  party, then the indemnified party shall be entitled to recover from such indemnifying  party, in addition to any other  amounts the  indemnifying  party is liable to pay to such indemnified  party,  (1) the  full  amount  of the  Unreimbursed  Expenses,  (2)
interest at the then prevailing prime interest lending rate on the amount of the
Unreimbursed Expenses since the date of the applicable Reimbursement Notice, and
(c) all other fees and expenses, including, without limitation, attorney's fees, incurred  by such  indemnified  party to  obtain  final  determination  that the indemnified party was entitled to be reimbursed for the Unreimbursed Expenses by such indemnifying party.

          (e) No indemnifying party shall,  without the prior written consent of the  indemnified  party  (or,  where  such  indemnified  party is a Selling
     Stockholder,  the prior written  consent of such Selling  Stockholder or of any Representative of the Selling  Stockholders),  effect any settlement of any pending or threatened  Proceeding  in respect of which any  indemnified party is or could have been a party and  indemnity  could have been  sought hereunder by such  indemnified  party,  unless such settlement  includes an unconditional  release  of such  indemnified  party from all  liability  on claims that are the subject matter of such  Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

          (f)  If  the  indemnification  provided  for  in  this  Section  11 is unavailable to an indemnified  party under  subsections (a), (b) and (c) of this Section 11 or  insufficient  to hold an indemnified  party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein,  then each applicable  indemnifying  party shall contribute to the amount  paid or  payable  by such  indemnified  party as a  result  of such losses, damages, expenses,  liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling  Stockholders  on the one hand and the Underwriter on the other hand from the offering of the Shares or (ii) if the allocation  provided by clause (i) above is not permitted by applicable  law, in such proportion as is  appropriate  to reflect not only the relative  benefits  referred to in clause (i) above but also the relative fault of the Company and the Selling
     Stockholders  on the  one  hand  and of the  Underwriter  on the  other  in connection  with the statements or omissions which resulted in such losses, damages,  expenses,  liabilities  or claims,  as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling  Stockholders  on the one hand and the Underwriter on the other shall be  deemed  to be in the same  respective  proportions  as the  total proceeds from the offering (net of  underwriting  discounts and commissions but before  deducting  expenses)  received  by the  Company and the Selling
     Stockholders, and the total underwriting discounts and commissions received by the  Underwriter,  bear to the aggregate  public  offering  price of the
     Shares.  The relative fault of the Company and the Selling  Stockholders on the one hand and of the  Underwriter  on the other shall be  determined  by reference to, among other things,  whether the untrue  statement or alleged untrue statement of a material fact or omission or alleged omission relates to information  supplied by the Company or the Selling  Stockholders  or by the  Underwriter and the parties'  relative  intent,  knowledge,  access to information  and  opportunity  to  correct  or prevent  such  statement  or omission.  The amount paid or payable by a party as a result of the losses, damages,  expenses,  liabilities  and claims referred to in this subsection shall be deemed to include any legal or other fees or  expenses  reasonably incurred  by such party in  connection  with  investigating,  preparing  to defend or defending any Proceeding.

          (g) The Company,  the Selling  Stockholders and the Underwriter  agree that it would not be just and  equitable if  contribution  pursuant to this
     Section 11 were determined by pro rata allocation or by any other method of allocation  that  does not take  account  of the  equitable  considerations referred to in subsection (f) above. Notwithstanding the provisions of this
     Section 11, the Underwriter  shall not be required to contribute any amount in excess  of the  amount  by which  the  total  price at which the  Shares underwritten  by the Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such  Underwriter  has otherwise  been  required  to pay by reason  of such  untrue  statement  or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the
     Act) shall be entitled to  contribution  from any person who was not guilty of such fraudulent misrepresentation.

          (h)  The  indemnity  and  contribution  agreements  contained  in this
     Section 11 and the covenants, warranties and representations of the Company and the Selling  Stockholders  contained in this Agreement  shall remain in full force and effect regardless of any investigation  made by or on behalf of the  Underwriter,  its  partners,  directors  or  officers or any person
     (including  each partner,  officer or director of such person) who controls the  Underwriter  within the meaning of Section 15 of the Act or Section 20 of the  Exchange  Act,  or by or on behalf of the  Company  or the  Selling
     Stockholders,  their  respective  directors  or  officers or any person who controls  the  Company or any  Selling  Stockholder  within the  meaning of
     Section 15 of the Act or Section 20 of the Exchange  Act, and shall survive any  termination  of this Agreement or delivery of the Shares to be sold by
     the  Selling  Stockholders   pursuant  hereto.  The  Company,  the  Selling
     Stockholders and the Underwriter agree promptly to notify each other of the commencement  of any Proceeding  against it and, in the case of the Company or a Selling  Stockholder,  against any of their  officers or  directors in connection with the issuance and sale of the Shares,  or in connection with the Registration Statement,  any Preliminary Prospectus,  the Prospectus or
     any Permitted Free Writing Prospectus.

     12. Information  Furnished by the Underwriter.  The statements set forth in the fourth,  sixth and seventh  paragraphs,  and in the section  entitled "Price stabilization,  short  positions,"  under  the  caption  "Underwriting"  in  the
Prospectus,  insofar as such  statements  relate to (a)  electronic  delivery of prospectuses, (b) the amount of selling concession and reallowance and (c) price stabilization and short positions,  constitute the only information furnished by or on behalf of the Underwriter,  as such information is referred to in Sections
3 and 11 hereof.

     13. Notices. Except as otherwise herein provided, all statements, requests, notices and  agreements  shall be in writing or by telegram or facsimile and, if to the Underwriter,  shall be sufficient in all respects if delivered or sent to
UBS  Securities  LLC,  299 Park  Avenue,  New York,  NY  10171-0026,  Attention:
Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 850 Clinton
Square,  Rochester, New York 14604, Attention:  Edward J. Pettinella,  Director,
President, Chief Executive Officer, and, if to any Selling Stockholder, shall be sufficient  in all respects if delivered or sent to Richard M. Lewiston at 21790
Coolidge Highway, Oak Park, Michigan 48237 (facsimile: (248) 548-5768).

     14. Governing Law; Construction. This Agreement and any claim, counterclaim or  dispute  of any  kind  or  nature  whatsoever  arising  out of or in any way relating to this Agreement ("Claim"),  directly or indirectly, shall be governed by, and construed in  accordance  with,  the laws of the State of New York.  The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     15. Submission to Jurisdiction.  Except as set forth below, no Claim may be commenced,  prosecuted  or  continued  in any court other than the courts of the
State of New York  located  in the City and  County of New York or in the United
States District Court for the Southern  District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the
Selling  Stockholders  each  consents  to the  jurisdiction  of such  courts and personal service with respect thereto.  The Underwriter and the Company and each
Selling  Stockholder (on its behalf and, in the case such Selling Stockholder is not an individual,  to the extent  permitted by applicable law, on behalf of its stockholders  and  affiliates)  each  waive  all  right  to trial by jury in any action,  proceeding  or  counterclaim  (whether  based  upon  contract,  tort or otherwise) in any way arising out of or relating to this Agreement.  The Company and the  Selling  Stockholders  each  agrees  that a final  judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and each Selling Stockholder and may be enforced in any  other  courts  to the  jurisdiction  of which the  Company  or any  Selling
Stockholder is or may be subject, by suit upon such judgment.

     16.  Parties at Interest.  The  Agreement  herein set forth has been and is made solely for the benefit of the  Underwriter  and the Company and the Selling
Stockholders  and to the extent  provided  in Section 11 hereof the  controlling persons, partners, directors and officers referred to in such Section, and their respective successors,  assigns,  heirs, personal  representatives and executors and  administrators.  No other person,  partnership,  association or corporation
(including a purchaser,  as such purchaser,  from the Underwriter) shall acquire or have any right under or by virtue of this Agreement.

     17. No  Fiduciary  Relationship.  The Company and the Selling  Stockholders
each hereby  acknowledge that the Underwriter is acting solely as underwriter in connection with the purchase and sale of the Company's  securities.  The Company and the Selling  Stockholders  each further  acknowledge that the Underwriter is acting pursuant to a contractual  relationship  created solely by this Agreement entered into on an arm's  length  basis,  and in no event do the parties  intend that the  Underwriter act or be responsible as a fiduciary to the Company or any
Selling Stockholder,  their respective management,  stockholders or creditors or any other  person in  connection  with any  activity  that the  Underwriter  may undertake  or have  undertaken  in  furtherance  of the purchase and sale of the
Company's  securities,  either before or after the date hereof.  The Underwriter hereby expressly  disclaims any fiduciary or similar  obligations to the Company
or  any  Selling  Stockholder,   either  in  connection  with  the  transactions
contemplated by this Agreement or any matters  leading up to such  transactions, and  the  Company  and  the  Selling  Stockholders  each  hereby  confirm  their
understanding   and  agreement  to  that  effect.   The  Company,   the  Selling
Stockholders and the Underwriter agree that they are each responsible for making their own independent  judgments with respect to any such  transactions and that any opinions or views expressed by the Underwriter to the Company or any Selling
Stockholder  regarding  such  transactions,  including,  but not limited to, any opinions  or views  with  respect  to the  price  or  market  for the  Company's securities,  do not constitute advice or  recommendations  to the Company or any
Selling Stockholder.  The Company and the Selling Stockholders each hereby waive and release, to the fullest extent permitted by law, any claims that the Company or any Selling  Stockholder may have against the Underwriter with respect to any breach or alleged  breach of any fiduciary or similar duty to the Company or any
Selling  Stockholder in connection  with the  transactions  contemplated by this
Agreement or any matters leading up to such transactions.

     18.  Counterparts.  This  Agreement  may be signed by the parties in one or more  counterparts  which together  shall  constitute one and the same agreement among the parties.

     19.  Successors  and  Assigns.  This  Agreement  shall be binding  upon the
Underwriter and the Company and the Selling  Stockholders  and their  successors and  assigns  and any  successor  or assign of any  substantial  portion  of the
Company's, any Selling Stockholder's and the Underwriter's respective businesses and/or assets.

     20. Miscellaneous. The Underwriter, an indirect, wholly owned subsidiary of
UBS AG, is not a bank and is separate from any  affiliated  bank,  including any
U.S.  branch  or agency  of UBS AG.  Because  the  Underwriter  is a  separately
incorporated   entity,  it  is  solely   responsible  for  its  own  contractual
obligations and  commitments,  including  obligations  with respect to sales and purchases  of  securities.  Securities  sold,  offered  or  recommended  by  the
Underwriter are not deposits,  are not insured by the Federal Deposit  Insurance
Corporation,  are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

  [The Remainder of This Page Intentionally Left Blank; Signature Pages Follow]

     If the foregoing  correctly sets forth the understanding among the Company, the Selling  Stockholders and the  Underwriter,  please so indicate in the space provided below for that purpose,  whereupon  this Agreement and your  acceptance shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriter.

 Very truly yours,

 HOME PROPERTIES, INC.

 By: /s/ Edward J. Pettinella
      Name: Edward J. Pettinella
      Title: Chief Executive Officer

                   [SIGNATURE PAGE TO UNDERWRITING AGREEMENT]

               THE SELLING STOCKHOLDERS NAMED IN SCHEDULE B HERETO

By: /s/ Richard M. Lewiston
     Name: Richard M. Lewiston
     Title: Managing  General  Partner  of  each  of  the  Selling  Stockholders identified as a Selling Stockholder in Schedule B hereto

                   [SIGNATURE PAGE TO UNDERWRITING AGREEMENT]

Accepted and agreed to as of the date first above written

UBS SECURITIES LLC

By: /s/ Anthony Rokovich
     Name: Anthony Rokovich
     Title: Executive Director

By: /s/ Jonathan Chen
     Name: Jonathan Chen
     Title: Director

                   [SIGNATURE PAGE TO UNDERWRITING AGREEMENT]

                                   SCHEDULE A

                       PERMITTED FREE WRITING PROSPECTUSES

None.

                                   SCHEDULE B

                                                                 Number of
                                                                    Shares

Selling Stockholders
   B&L Realty Investments Limited Partnership..............         33,560
   Berger/Lewiston Associates Limited Partnership..........      1,076,594
   Big Beaver-Rochester Properties Limited Partnership.....        528,348
   Century Realty Investment Company Limited Partnership...         99,195
   Greentrees Apartments Limited Partnership...............        275,905
   Kingsley-Moravian Company Limited Partnership...........        376,288
   Stephenson-Madison Heights Company Limited Partnership..        104,541
   Southpointe Square Apartments Limited Partnership.......        155,623
   Woodland Garden Apartments Limited Partnership..........        319,860

     Total.................................................---------------
                                                                 2,969,914

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